As filed with the Securities and Exchange Commission on September 25, 2007

Registration No. 333-145514

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☒	Pre-Effective Amendment No. 1

☐	Post-Effective Amendment No.

(Check appropriate box or boxes)

MUNDER SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

480 Pierce Street, Birmingham, Michigan 48009

(Address of Principal Executive Offices) (Zip code)

Registrant’s Telephone Number: (248) 647-9200

Stephen J. Shenkenberg

Munder Capital Management

480 Pierce Street

Birmingham, MI 48009

(Name and Address of Agent for Service)

Copy to:

Jane A. Kanter, Esq.

Dechert LLP

1775 I Street, NW

Washington, DC 20006

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

The Registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with the provisions of Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

No filing fee is due because an indefinite number of shares have been deemed to be registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

MUNDER SERIES TRUST

Cross Reference Sheet

Pursuant to Rule 481(a) Under the Securities Act of 1933

Munder @Vantage Fund

Form N-14 Item No.		Prospectus/Proxy Statement Caption
Part A

Item 1.	Beginning of Registration Statement and Outside Front Cover Page of Prospectus	Cover Page

Item 2.	Beginning and Outside Back Cover Page of Prospectus	Cover Page

Item 3.	Fee Table, Synopsis Information and Risk Factors	Summary

Item 4.	Information About the Transaction	Letter to Shareholders; Common Questions and Answers About the Proposed Reorganization; Summary; Reasons for the Reorganization; Information About the Reorganization

Item 5.	Information About the Registrant	Letter to Shareholders; Common Questions and Answers About the Proposed Reorganization; Summary; Comparison of Investment Objectives and Policies; Information About Management of the @Vantage Fund and the Internet Fund; Additional Information About the @Vantage Fund and the Internet Fund, Appendix C—How to Purchase, Sell and Exchange Shares

Item 6.	Information About the Fund Being Acquired	Summary; Comparison of Investment Objectives and Policies; Information About Management of the @Vantage Fund and the Internet Fund; Additional Information About the @Vantage Fund and the Internet Fund

Item 7.	Voting Information	Voting Information

Item 8.	Interest of Certain Persons and Experts	Share Information

Item 9.	Additional Information Required for Reoffering by Persons Deemed to be Underwriters	Not Applicable

Part B

Item 10.	Cover Page	Cover Page

Item 11.	Table of Contents	Not Applicable

Item 12.	Additional Information About the Registrant	Statement of Additional Information of The Munder Funds dated October 31, 2006, as amended and restated on June 27, 2007 /1/

Form N-14 Item No.		Prospectus/Proxy Statement Caption

Item 13.	Additional Information About the Fund Being Acquired	Statement of Additional Information of Munder @Vantage Fund dated January 9, 2004/2/

Item 14.	Financial Statements	Annual Report of Munder @Vantage Fund for the fiscal year ended June 30, 2007/3/ Annual Report of Munder Internet Fund (Class A, B, C, K, R and Y shares) for the fiscal year ended June 30, 2007/4/

PART C

Item 15.	Indemnification

Item 16.	Exhibits

Item 17.	Undertakings

/1/	Incorporated herein by reference to the Registration Statement of the Registrant on Form N-1A filed October 27, 2006, as amended on June 27, 2007 pursuant to Rule 497 under the Securities Act of 1933 (File No. 333-102943).
/2/	Incorporated herein by reference to the Registration Statement of the Registrant on Form N-2 filed January 9, 2004 (File No. 333-36588).
/3/	Incorporated herein by reference to the Annual Report of the Munder @Vantage Fund on Form N-CSR filed September 9, 2007 (File No. 811-09937).
/4/	Incorporated herein by reference to the Annual Report of the Munder Internet Fund (Class A, B, C, K, R and Y shares) on Form N-CSR filed September 9, 2007 (File No. 811-21294).

THE MUNDER @VANTAGE FUND

480 Pierce Street

Birmingham, MI 48009

800-468-6337

Special Meeting of Shareholders to be held December 6, 2007

Dear Shareholder:

Please take note that a SPECIAL MEETING OF SHAREHOLDERS OF THE MUNDER @VANTAGE FUND (“@Vantage Fund”), will be held on Thursday, December 6, 2007, at the offices of Munder Capital Management, 480 Pierce Street, Birmingham, Michigan 48009, at 1:00 p.m. Eastern time (“Meeting”).

At the Meeting, shareholders of the @Vantage Fund will be asked to consider a proposal that the @Vantage Fund be reorganized with and into the Munder Internet Fund (“Internet Fund”), a diversified series of Munder Series Trust, an open-end management investment company (“MST”), to provide @Vantage Fund shareholders a similar investment opportunity with lower expenses and greater liquidity, to seek potential economies of scale and to eliminate certain costs of running the Funds separately. Both the @Vantage Fund and the Internet Fund (collectively, the “Funds”) have an investment objective to seek long-term capital appreciation and the Funds have similar, although not identical, principal investment strategies. The Funds also share a common investment advisor and administrator, Munder Capital Management (“MCM”).

If shareholders of the @Vantage Fund approve the Agreement and Plan of Reorganization (“Reorganization Agreement”) described in the accompanying materials, all of the assets of the @Vantage Fund will be transferred to the Internet Fund in exchange for Class A shares of the Internet Fund having an aggregate value equal to the net asset value of the @Vantage Fund and the assumption by the Internet Fund of all of the liabilities of the @Vantage Fund (“Reorganization”). The @Vantage Fund will then distribute to its shareholders Class A shares of the Internet Fund to which each such shareholder is entitled in complete liquidation of the @Vantage Fund. The proposal to approve the Reorganization includes the approval of the liquidation, deregistration and dissolution of the @Vantage Fund following the Reorganization.

The proposed Reorganization is intended to be a tax-free reorganization for federal income tax purposes. As a result, it is anticipated that shareholders will not recognize any gain or loss in connection with the proposed Reorganization. Management strongly invites your participation by asking you to review these materials and complete and return the proxy card enclosed with these materials as soon as possible.

The Board of Trustees of the @Vantage Fund (“Board”) believes that the completion of the proposed Reorganization will enable shareholders of the

@Vantage Fund to benefit from the following: (1) the continued investment expertise of MCM, the investment advisor for the Internet Fund, in managing assets that are similar to those held by the @Vantage Fund; (2) the larger asset base of the Internet Fund (which will permit the fixed and relatively fixed costs of the @Vantage Fund to be spread over that larger asset base) that will result in a significant reduction in the per share expenses currently paid by shareholders of the @Vantage Fund; and (3) substantially increased liquidity provided through owning Class A shares of the Internet Fund, an open-end management investment company, whose shares can be purchased, redeemed or exchanged on any business day.

If the Reorganization is approved by shareholders, the @Vantage Fund will be combined with the Internet Fund and, if you are a shareholder of the @Vantage Fund at the time of the closing of the Reorganization, you will (1) become a shareholder of the Internet Fund and (2) receive Class A shares of the Internet Fund having an aggregate net asset value equal to the aggregate net asset value of your investment in the @Vantage Fund immediately prior to the closing of the Reorganization. No sales charges will be imposed on @Vantage Fund shares participating in the Reorganization. As noted above, the closing of the Reorganization will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Detailed information about the proposed Reorganization and the reasons for shareholders approval of the Reorganization Agreement are contained in the enclosed proxy solicitation materials.

The Board strongly urges you to vote FOR approval of the Reorganization Agreement.

Please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. It is very important that you vote and that your voting instructions be received no later than the close of business on December 5, 2007.

Whether or not you plan to attend the Meeting in person, please vote your shares. In addition to voting by mail you may also vote either by telephone or via the Internet, as follows:

To vote by telephone:	To vote by Internet:
(1) Read the Proxy Statement and have the enclosed proxy card at hand.	(1) Read the Proxy Statement and have the enclosed proxy card at hand.

(2) Call the toll-free number that appears on the enclosed proxy card.	(2) Go to the website that appears on the enclosed proxy card.

(3) Enter the control number set forth on the enclosed proxy card and follow the simple instructions.	(3) Enter the control number set forth on the enclosed proxy card and follow the simple instructions.

ii

We encourage you to vote by telephone or via the Internet using the control number that appears on the enclosed proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

NOTE: You may receive more than one proxy package if you hold shares in more than one account. You must return separate proxy cards for separate holdings. We have provided postage-paid return envelopes for each, which require no postage if mailed in the United States.

If you have any questions after considering the enclosed materials, please call (800) 468-6337.

Sincerely,

John S. Adams

President

The Munder @Vantage Fund

iii

THE MUNDER @VANTAGE FUND

480 Pierce Street

Birmingham, MI 48009

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on December 6, 2007

To the Shareholders of Munder @Vantage Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of The Munder @Vantage Fund (“@ Vantage Fund”) will be held at the offices of Munder Capital Management, 480 Pierce Street, Birmingham, Michigan 48009, on Thursday, December 6, 2007, at 1:00 p.m. Eastern time, for the following purposes:

(1)	To approve or disapprove an Agreement and Plan of Reorganization providing for (a) the acquisition of all of the assets of the @Vantage Fund by the Munder Internet Fund (“Internet Fund”), a diversified series of Munder Series Trust, an open-end management investment company (“MST”), in exchange for Class A shares of the Internet Fund and the assumption by the Internet Fund of all liabilities of the @Vantage Fund and (b) the subsequent liquidation, deregistration, termination, and dissolution of the @Vantage Fund; and

(2)	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Record Date for determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof will be as of the close of business on September 24, 2007.

EACH SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IN PERSON IS REQUESTED TO DATE, FILL IN, SIGN AND RETURN PROMPTLY THE ENCLOSED FORM OF PROXY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees,

John S. Adams

President

September 27, 2007

PROXY STATEMENT/PROSPECTUS DATED SEPTEMBER 27, 2007

THE MUNDER @VANTAGE FUND

480 Pierce Street

Birmingham, Michigan 48009

(800) 468-6337

Special Meeting of Shareholders of Munder @Vantage Fund

to be held December 6, 2007

Relating to the Reorganization into Munder Internet Fund

This combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) is being furnished in connection with the solicitation of proxies by the Board of The Munder @Vantage Fund, a non-diversified closed-end management investment company organized as a Delaware statutory trust (“@Vantage Fund”), for a Special Meeting of Shareholders of the @Vantage Fund (“Meeting”). The Meeting will be held on Thursday, December 6, 2007, at 1:00 p.m. Eastern time, at the at the offices of Munder Capital Management, 480 Pierce Street, Birmingham, Michigan 48009.

At the Meeting, shareholders of the @Vantage Fund will be asked to consider and act upon the following proposals:

(1)	To approve or disapprove an Agreement and Plan of Reorganization (“Reorganization Agreement”) providing for (a) the acquisition of all of the assets of the @Vantage Fund by the Munder Internet Fund (“Internet Fund”), a diversified series of Munder Series Trust, an open-end management investment company organized as a Delaware statutory trust (“MST”), in exchange for Class A shares of the Internet Fund and the assumption by the Internet Fund of all liabilities of the @Vantage Fund and (b) the subsequent liquidation, deregistration, termination and dissolution of the @Vantage Fund; and

(2)	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

If the Reorganization is approved by shareholders and completed, the @Vantage Fund then will be deregistered with the Securities and Exchange Commission (“SEC”) and subsequently dissolved in accordance with the laws of the State of Delaware.

Under the proposed Reorganization Agreement, each shareholder of the @Vantage Fund would be entitled to receive Class A shares of the Internet Fund having an aggregate net asset value equal to the aggregate value of the shares of the @Vantage Fund held by that shareholder, as of the close of business on the business day of the closing of the Reorganization. You are being asked to approve the Reorganization Agreement pursuant to which the Reorganization transaction would be accomplished. Because shareholders of the @Vantage Fund are being asked to approve a Reorganization transaction that will result in them holding Class A shares of the Internet Fund, this Proxy Statement also serves as a Prospectus for the Internet Fund.

If the Reorganization Agreement is approved by shareholders of the @Vantage Fund, holders of shares of the @Vantage Fund will receive Class A shares of the Internet Fund and no sales charge will be imposed on the Class A shares of the Internet Fund received by @Vantage Fund shareholders.

This Reorganization transaction is being structured as a tax-free reorganization for federal income tax purposes. (In this regard, please see “Information About the Reorganization—Federal Income Tax Consequences.”) However, @Vantage Fund shareholders should consult their tax advisors to determine the actual impact of the Reorganization on them in light of their individual tax circumstances.

While the investment objectives and policies of the @Vantage Fund and the Internet Fund are substantially similar, there are certain differences in investment policies and strategies of the Funds, which are detailed in Appendix A to this Proxy Statement/Prospectus.

Both Funds seek to seek long-term capital appreciation. However, some of key the differences between the Funds are as follows:

•

The @Vantage Fund is a diversified, closed-end management investment company. As such, the @Vantage Fund does not accept daily subscriptions and redemptions of its shares and has the ability to hold a larger percentage of its holdings in illiquid securities than the Internet Fund. The @Vantage Fund pursues its investment objective by investing at least 65% of its total assets in equity securities of U.S. and non-U.S. companies considered by the Fund’s investment advisor to significantly benefit from or derive revenue from the Internet, advances in communications technology, data processing and implementations thereof, generally known as Internet technologies.

•

The Internet Fund is a diversified series of MST. The Internet Fund pursues its investment objective by investing at least 80% of its assets in equity securities of the types of companies positioned to benefit from the growth of the Internet.

Munder Capital Management (“MCM”) serves as investment advisor for the @Vantage Fund and the Internet Fund. MCM is described in more detail under “Information About Management of the @Vantage Fund and the Internet Fund.”

This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about the Internet Fund that a prospective investor should know before investing. A Statement of Additional Information (“SAI”) dated September 27, 2007 relating to this Proxy Statement/Prospectus and the Reorganization is incorporated herein by reference into this Proxy Statement/Prospectus. If you would like to receive a copy of the SAI relating to this Proxy Statement/Prospectus and the Reorganization, call (800) 468-6337, or write the Funds at 480 Pierce Street, Birmingham, Michigan 48009 and you will be promptly mailed one free of charge.

The following documents have been filed with the SEC: (1) the Prospectus of the @Vantage Fund dated January 9, 2004; (2) the Prospectus of the Internet Fund (Class A, B, C, R, K and Y shares) dated October 31, 2006; (3) the SAI for the @Vantage Fund dated January 9, 2004; (4) the SAI for the Internet Fund dated October 31, 2006 and amended and restated as of June 27, 2007; (5) the Annual Report for the @Vantage Fund dated June 30, 2007; and (6) the Annual Report for the Internet Fund (Class A, B, C, K, R and Y shares) dated June 30, 2007. Copies of each of these documents, the SAI related to this Proxy Statement/Prospectus and any subsequently released shareholder reports are available upon request and without charge by calling the Funds at 800-468-6337 or by writing to the Funds at 480 Pierce Street, Birmingham, Michigan 48009.

Accompanying this Proxy Statement/Prospectus as Appendix D is a copy of the Agreement and Plan of Reorganization pertaining to the transaction.

Mutual fund shares are not bank deposits and are not insured or guaranteed by the federal deposit insurance corporation or any other government agency. Mutual fund shares involve certain investment risks, including the possible loss of principal. The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

Proposal No. 1

APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION

COMMON QUESTIONS AND ANSWERS ABOUT THE PROPOSED REORGANIZATION

Q.	How will the Reorganization affect me?

A.	The assets of the @Vantage Fund will be combined with those of the Internet Fund and the liabilities of the @Vantage Fund will be assumed by the Internet Fund. Following the Reorganization, you will become a shareholder of the Internet Fund and will receive Class A shares of the Internet Fund that are equal in value to the shares of the @Vantage Fund that you held immediately prior to the closing of the Reorganization. The Reorganization has been structured as a tax-free reorganization for federal income tax purposes so shareholders of the @Vantage Fund will not recognize any taxable gain or loss as a result of the Reorganization.

Q.	Why is the Reorganization being recommended?

A.	The primary purposes of the proposed Reorganization are to (1) provide greater liquidity to the shareholders of the @Vantage Fund by becoming shareholders of the Internet Fund, an open-end investment company, and (2) seek to provide potential economies of scale from combining two funds with similar investment strategies and investments into a single fund. We believe the Reorganization will benefit shareholders of both the @Vantage Fund and the Internet Fund.

Before approving the proposed Reorganization, the Board evaluated the benefits to the shareholders of the @Vantage Fund, including increased liquidity for @Vantage Fund shareholders, a reduction in the per share expenses currently paid by @Vantage Fund shareholders as a result of the Reorganization, the opportunity to realize economies of scale, greater investment and distribution opportunities, and the continued investment expertise of MCM. After careful consideration, the Board determined that the Reorganization Agreement is in the best interests of the @Vantage Fund and its shareholders. Through this proxy, they are submitting the proposal for reorganization to you—the shareholders of the @Vantage Fund—for a vote.

Q.	How do the fees paid by the Internet Fund compare to those payable by the @Vantage Fund?

A.	The pro forma total per share operating expenses of the Internet Fund (assuming completion of the Reorganization) are expected to be lower than the current per share operating expenses of the @Vantage Fund on both a gross and net basis. Pro forma fee, expense and financial information are included in this Proxy Statement/Prospectus for your reference.

Q.	Will I have to pay any sales charge, commission or other transactional fee in connection with the Reorganization?

A.	No. The full value of your shares of the @Vantage Fund will be exchanged for Class A shares of Internet Fund without the imposition of any sales charge, redemption fee, commission or other transactional fee.

Q.	Who serves as investment advisor and provides other services to the Internet Fund?

A.	The Internet Fund has the same investment advisor and administrator (MCM) as the @Vantage Fund.

Q.	What is the difference between a closed-end and an open-end investment company?

A.	Closed-end investment companies, like the @Vantage Fund, generally do not redeem their outstanding shares or engage in the continuous sale of new shares. In order to provide its shareholders with a limited degree of liquidity, the @Vantage Fund makes quarterly offers to repurchase a minimum of 5% of its outstanding shares at current net asset value. Repurchase is not guaranteed, however. Open-end investment companies, like the Internet Fund, issue shares that generally can be redeemed or sold back to the fund on each business day, at the fund’s current net asset value per share (less any applicable contingent deferred sales charge or redemption fee). Open-end investment companies also issue new shares on each business day at the fund’s offering price (net asset value per share plus any applicable sales charge). The @Vantage Fund does not have a policy to regularly offer its shares for purchase.

In addition, whereas closed-end funds may invest without limitation in illiquid securities, open-end funds may not invest more than 15% of their net assets in illiquid securities.

Q.	Will I have another opportunity to tender my @Vantage Fund shares in a repurchase before the Reorganization takes effect?

A.	Yes. The next repurchase offer period will begin in late October 2007 and end in early November 2007. You may be charged a transaction fee for processing your repurchase request by your broker or financial consultant. If more than 5% of the @Vantage Fund’s outstanding shares are tendered for repurchase prior to 4:00 p.m. Eastern time on the date the offer expires, the

Fund will repurchase tendered shares on a pro rata basis. Thus, there is no assurance that you will be able to sell as many of your @Vantage Fund shares at the next repurchase date as you may wish to sell.

Q.	Will I have to pay any federal income taxes as a result of the Reorganization?

A.	The transaction has been structured to qualify as a tax-free reorganization for federal income tax purposes and is expected to so qualify. If the Reorganization qualifies for treatment as a tax-free reorganization for federal income tax purposes, shareholders will not recognize any taxable gain or loss as a result of the Reorganization. As a condition to the closing of the Reorganization, the @Vantage Fund will receive an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. As a shareholder of the @Vantage Fund, you should separately consider any state, local and other tax consequences in consultation with your tax advisor. Opinions of counsel are not binding on the Internal Revenue Service or the courts.

Q.	Will I be able to exchange my shares for shares of other funds in the Munder family of mutual funds?

A.	Yes, once you hold Class A shares Internet Fund as a result of the Reorganization, you will be able to exchange those shares for Class A shares of other Munder Funds that are series of Munder Series Trust or Munder Series Trust II, subject to certain restrictions described in the prospectus of each Munder Fund. Such exchanges will not be subject to any sales charges. Before requesting any such exchange, you should carefully review the applicable prospectus for the other Munder Fund to ensure that it meets your investment objectives and needs.

Q.	Will there be any sales charge, commission or other transactional fee in connection with purchase of additional Class A shares of the Internet Fund following the Reorganization?

A.	Yes. Unless you qualify for a sales charge waiver as described in the Internet Fund’s prospectus, holders of Class A shares of the Internet Fund received in connection with the Reorganization will be required to pay the applicable sales charge in connection with the purchase of additional Class A shares of the Internet Fund. All other fees applicable Class A shares will also apply.

Q.	Who will pay the expenses relating to the Reorganization?

A.	MCM will bear all of the expenses of both Funds in connection with the Reorganization, except for brokerage fees and brokerage expenses associated with the Reorganization.

Q.	The Internet Fund charges a short-term trading fee. How will that redemption fee be applied to Class A shares of the Internet Fund I receive in the Reorganization?

A.	No redemption fee will be assessed on redemptions of Class A shares of the Internet Fund received by @Vantage Fund shareholders in the Reorganization. However, the redemption fee generally will apply to new shares purchased for such accounts after the Reorganization if redeemed within 30 days of purchase.

Q.	What happens if the Reorganization Agreement is not approved?

A.	If the Reorganization Agreement is not approved by shareholders, the Reorganization will not occur. In such an event, it is the intention of the MCM and the Board of Trustees of the @Vantage Fund that the @Vantage Fund be promptly liquidated, deregistered, terminated and dissolved in accordance with applicable laws and the governing instruments of the @Vantage Fund.

Q.	What if there are not enough votes to reach a quorum by the scheduled date of the special shareholder meeting?

A.	Although we expect to have a quorum for the Meeting, if a quorum is not obtained, the Meeting will be adjourned to allow time to solicit additional proxies from shareholders. We urge you to vote promptly after reviewing the enclosed material so that we can avoid additional expenses and delay in determining shareholder approval of the proposals shareholders are being asked to consider. If, by the time scheduled for the Meeting the sufficient votes to approve or disapprove one or more proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders. If MCM reasonably believes that such further solicitation is not likely to be successful in obtaining the required quorum without significant additional expense, the proxy solicitation may be abandoned and the @Vantage Fund will be liquidated, deregistered, terminated and dissolved in accordance with applicable laws and its governing instruments.

Q.	Who is eligible to vote?

A.	Only @Vantage Fund stockholders who are record holders on September 24, 2007 are entitled to attend and vote at the meeting or any adjournments thereof.

Q.	How many votes am I entitled to cast?

A.	You are entitled to one vote for each share (and a fractional vote for each fractional share) of the @Vantage Fund that you owned on the record date.

Q.	How do I vote my shares?

A.	You may vote by signing, dating and returning your proxy card in the enclosed postage-paid envelope. You have been provided the opportunity on your proxy card to vote your proxy via the telephone or the Internet; please take advantage of these voting options. You may also vote in person at the Meeting. If you submitted a proxy by mail, by telephone or via the Internet, you may withdraw it at the Meeting and then vote in person at the Meeting or you may submit a superseding proxy by mail, by telephone or via the Internet. If you sign a proxy card, but do not indicate your voting instructions, your shares will be voted for approval of the Agreement and Plan of Reorganization. If any other business comes before the meeting, your shares will be voted at the discretions of the persons named as proxies.

Q.	If I participate in the quarterly repurchase offer, do I still need to vote?

A.	Yes, even if you tender all of your shares in the quarterly repurchase offer, you remain a shareholder of @Vantage Fund as of the record date.

Q.	Whom do I call if I have questions after reading these materials?

A.	If you have questions regarding the Meeting, the proposals or the Proxy Statement/Prospectus, please call The Altman Group, our proxy solicitor, toll free at (800) 331-7487.

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Reorganization Agreement, a copy of which is attached to this Proxy Statement/Prospectus as Appendix D. The materials in the exhibits and the SAI dated October 31, 2006, as amended and restated on June 27, 2007, for the Internet Fund are hereby incorporated by reference into this proxy statement and prospectus.

PROPOSED REORGANIZATION

At a meeting held on August 14, 2007, the Board approved the Reorganization Agreement, subject to the approval of the shareholders of the @Vantage Fund. The Reorganization Agreement provides for:

•

the transfer of all of the assets of the @Vantage Fund to the Internet Fund in exchange for Class A shares of the Internet Fund having an aggregate value equal to the net asset value of the @Vantage Fund and the assumption by the Internet Fund of all of the liabilities of the @Vantage Fund;

•

the distribution to each of the shareholders of the @Vantage Fund of Class A shares of the Internet Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the @Vantage Fund held by that shareholder immediately prior to the closing of the Reorganization; and

•

the complete liquidation of the @Vantage Fund and the subsequent deregistration, termination and dissolution of the @Vantage Fund in accordance with applicable law and the @Vantage Fund’s governing instrument.

The Reorganization is scheduled to be effective as of the close of business on Friday, December 7, 2007, or on a later date as the parties may agree (“Closing Date”). As a result of the Reorganization, each shareholder of the @Vantage Fund will become the owner of the number of full and fractional Class A shares of the Internet Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s @Vantage Fund shares as of the close of business on the Closing Date. See “Information About the Reorganization” below.

For the reasons set forth below under “Reasons for the Reorganization,” the Board, including all of the Trustees deemed to be “independent”, to the extent such Trustees are not considered to be “interested persons” of the @Vantage Fund as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”), has concluded that (1) the Reorganization would be in the best interests of the @Vantage Fund, (2) the interests of the @Vantage Fund’s existing shareholders would not be diluted as a result of the Reorganization, and (3) the Reorganization Agreement should be submitted to shareholders of the @Vantage Fund for approval.

The Board recommends that you vote “FOR” the proposed Reorganization Agreement effecting the Reorganization.

The Board of Trustees of MST has also approved the Reorganization on behalf of the Internet Fund.

Comparison of Investment Objectives and Primary Investment Strategies

This section will help you compare the investment objectives and primary investment strategies of the @Vantage Fund and the Internet Fund. Please note that this is only a brief discussion. A more complete comparison of the two Funds and their investment objectives, primary investment strategies and fundamental investment restrictions can be found below under “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds” and in Appendix A. Some of the investment policies of each Fund are “fundamental” and others are “non-fundamental.” Fundamental investment policies may only be changed by a vote of a Fund’s shareholders, while a Fund’s Board generally has the ability to change non-fundamental investment policies without a shareholder vote. More information can be found in each Fund’s prospectus.

The @Vantage Fund and the Internet Fund have an identical investment objective: to seek long-term capital appreciation.

The Funds are managed by the same portfolio management team and pursue similar primary investment strategies. The @Vantage Fund invests at least 65% of its total assets in equity securities of U.S. and non-U.S. companies considered by the Fund’s investment advisor, MCM, to significantly benefit from or derive revenue from the Internet, advances in communications technology, data processing technology and implementations thereof, generally known as Internet technologies. Under normal circumstances, the Internet Fund invests at least 80% of its assets in equity securities (common stocks, preferred stocks, convertible securities, and rights and warrants) of the types of companies positioned to benefit from the growth of the Internet.

Both Funds may invest in companies of any market capitalization and may invest in initial public offerings (“IPOs”). Both Funds may invest up to 25% of their assets in foreign issuers. Both Funds may purchase and sell options on securities for hedging purposes.

The @Vantage Fund may invest up to 40% of its total assets in equity securities of privately owned Internet-related technology companies that plan to conduct an IPO within a period of several months to several years from the time the Fund makes its investment. These companies are referred to as venture capital companies. Of the @Vantage Fund’s venture capital investments, the Fund may also invest up to 20% of its total assets in securities of private investment funds that invest primarily in venture capital companies. The Internet Fund does not generally invest in these types of investments as a principal strategy, although it may do so. In addition, the Internet Fund is limited to holding no more than 15% of its net assets in illiquid securities.

The Internet Fund may use exchange-traded funds (“ETFs”) to manage cash.

Performance of the @Vantage Fund and the Internet Fund

The bar charts and table below provide some indication of the risk of an investment in each Fund. The bar charts show each Fund’s performance for each calendar year since its inception. The table shows how each Fund’s average annual total returns for different periods over the life of that Fund compare to those of a broad-based securities market index and other selected indices.

The annual returns in the bar charts are for the @Vantage Fund’s shares and the Internet Fund’s Class A shares. The sales charge on the shares of the @Vantage Fund and the Class A shares of the Internet Fund are not reflected in the bar chart. If the sales charge were reflected, returns would be less than those shown. The sales charge on the Class A shares of the Internet Fund will not apply to Class A shares of the Internet Fund received in the Reorganization, but will apply to subsequent purchases of Class A shares of the Internet Fund for accounts opened in connection with the Reorganization. Please see “Summary Comparison of Fees and Expenses” below for information about the difference between the fees and expenses of each Fund.

When you consider this information, please remember that each Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

@Vantage Fund Total Return (%)

(per calendar year)

Year To Date Through June 30, 2007: 10.45%

Best quarter:    48.40% (quarter ended 12/31/01)

Worst quarter:    -47.23% (quarter ended 9/30/01)

Internet Fund Class A Shares Total Return (%)

(per calendar year)

Year To Date Through June 30, 2007: 12.92%

Best quarter:    79.67% (quarter ended 12/31/99)

Worst quarter:    -47.59% (quarter ended 9/30/01)

The table below shows what the average annual total returns for the Funds were for certain periods ended December 31, 2006, compared to the S&P 500 Index, the Morgan Stanley Internet Index and the Inter@ctive Week Internet Index. Each index is unmanaged and is not subject to fees, brokerage commissions or other expenses typically associated with the management of investment companies. A direct investment in the aforementioned indices cannot be made. Comparisons with each index, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Fund is likely to select its holdings.

Average annual returns reflect the imposition of the maximum front-end sales charges unless otherwise noted.

Average Annual Total Returns for periods ended December 31, 2006	1 Year %	5 Years %	10 Years %	Since Inception(1) %
@Vantage Fund(1)
Return Before Taxes	-8.06	0.48	N/A	-15.33
Return After Taxes on Distributions	-8.06	0.48	N/A	-15.33
Return After Taxes on Distributions and Sale of Fund Shares	-5.24	0.41	N/A	-11.99
S&P 500® Index(2) (reflects no deductions for fees, expenses or taxes)	15.79	6.19	N/A	1.58
Morgan Stanley Internet Index(3) (reflects no deductions for fees, expenses or taxes)	9.48	3.44	N/A	-17.15
Inter@ctive Week Internet Index(4) (reflects no deductions for fees, expense or taxes)	14.06	6.63	N/A	-11.88

Internet Fund—Class A(1)
Return Before Taxes	-5.12	1.74	6.27	8.73
Return After Taxes on Distributions	-5.12	1.74	5.60	8.00
Return After Taxes on Distributions and Sale of Fund Shares	-3.33	1.48	5.07	7.27
S&P 500® Index(2) (reflects no deductions for fees, expenses or taxes)	15.79	6.19	8.42	9.56
Morgan Stanley Internet Index(3) (reflects no deductions for fees, expenses or taxes)	9.48	3.44	7.48	8.22
Inter@ctive Week Internet Index(4) (reflects no deductions for fees, expense or taxes)	14.06	6.63	9.48	10.17

(1)	The inception date for shares of the @Vantage Fund is 10/17/00. Index returns from inception are from 11/1/00. The inception date for the Class A shares of the Internet Fund is 8/19/96. Index returns from inception for Class A shares of the Internet Fund are from 9/1/96.

(2)	Standard & Poor’s 500 Composite Stock Price Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market.
(3)	The Morgan Stanley Internet Index is an equal-weighted index composed of leading American companies drawn from nine Internet subsectors that are driving the growth of Internet usage. This index was created on 1/1/99. Performance for earlier periods is that of the Inter@ctive Week Internet Index.
(4)	The Inter@ctive Week Internet Index is a modified capitalization-weighted index designed to measure a cross section of companies involved in providing Internet infrastructure and access, developing and marketing Internet content and software, and conducting business over the Internet.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If there is a capital loss at the end of the period, the returns after taxes on the distributions and sale of Fund shares may exceed the returns before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their shares in the Funds through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Comparison of Fees and Expenses

The following tables compare the fees and expenses for shares of the @Vantage Fund and Class A shares of the Internet Fund and show the estimated fees and expenses for each of these classes on a pro forma basis, giving effect to the proposed Reorganization. We have estimated these pro forma numbers in good faith, based on information contained in the Annual Reports to Shareholders for each of the Funds for the previous fiscal year.

The fee and expense information shown in the table below is organized as follows:

•	Columns 1 and 2 reflects the annualized actual fees and expenses for shares of the @Vantage Fund and for Class A shares of the Internet Fund, respectively, for the fiscal year ended June 30, 2007.

•

Column 3 reflects the pro forma fees and expenses as if the Reorganization had occurred as of June 30, 2007. These pro forma fees and expenses of Class A shares of the combined Fund as of June 30, 2007, restated to reflect any expected savings that may occur as a result of the Internet Fund and the @Vantage Fund being combined in the Reorganization.

Annualized Fund Operating Expenses

	@Vantage Fund		Internet Fund (Class A Shares)		Pro Forma Internet Class A After the Reorganization
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%		5.50	%(a)	5.50	%(a)
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	None		None	(b)	None	(b)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of the lesser of original purchase price or redemption proceeds)	None		None		None
Redemption Fees (as percentage of amount redeemed)	None		2.00	%(c)	2.00	%(c)

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fee	1.75%		1.00%		1.00%
Distribution and/or Service (12b-1) Fees	N/A		0.25%		0.25%
Shareholder Servicing Fees	0.50%		N/A		N/A
Other Expenses	1.72%		1.08%		1.07%
Acquired Fund Fees and Expenses	0.77%		0.01%		0.00	%(d)

Total Annual Fund Operating Expenses	4.74	%(e)	2.34%		2.32%

(a)	The sales charge declines as the amount invested increases. The initial sales charge on Class A shares of the Internet Fund issued in connection with, or purchased for accounts opened in connection with, the reorganization of the @Vantage Fund with and into the Internet Fund has been waived.
(b)	A contingent deferred sales charge (“CDSC”) is a one-time fee charged at the time of redemption. If you redeem within one year of purchasing Class A shares that were purchased with no initial sales charge as part of an investment of $1 million or more, a 1% CDSC may apply upon redemption.
(c)	A short-term trading fee of 2% may be assessed on redemptions of Class A shares of the Internet Fund made within 30 days of the purchase of such shares. The short-term trading fee will not be assessed on accounts that are involuntarily redeemed within the 30-day period because they do not meet the applicable account minimum or because the Fund is unable to verify an accountholder’s identity within a reasonable time after the account is opened.

(d)	Due to (1) the anticipated sale of all of the @Vantage Fund’s holdings of “private investment funds” in connection with the Reorganization, and (2) the sale of a portion of the Internet Fund’s similar holdings of such private investment funds, the Acquired Fund Fees and Expenses of the Internet Fund, on a pro forma basis, is expected to be less than 0.01%.
(e)	Because of voluntary waivers and/or assumptions of fees and expenses by MCM currently in place with respect to the @Vantage Fund, the Fund’s actual total annual expenses (excluding Acquired Fund Fees and Expenses) for the fiscal year ended June 30, 2007 were 3.00% of its average daily net assets. MCM may eliminate all or part of any such voluntary waivers and/or assumptions of fees and expenses at any time.

Example

The Example is intended to help you compare the cost of investing in each Fund and the Funds combined with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in each Fund for the time periods indicated, that your investment has a 5% return each year, and that all dividends and distributions are reinvested. The fees and expenses used to calculate the Example are based on the fees and expenses shown in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
@Vantage Fund	$856	$1,770	$2,690	$5,010
Internet Fund (Class A Shares)	774	1,240	1,732	3,079
Pro Forma: the Funds Combined (Internet Fund Class A Shares)	772	1,235	1,722	3,060

As a condition of the Reorganization Agreement, the @Vantage Fund must dispose of any portfolio holdings deemed to be “private investment funds” prior to the closing of the Reorganization. The @Vantage Fund may also sell portfolio holdings prior to the Reorganization in order to meet redemption requests. To the extent that holdings of the @Vantage Fund are sold prior to the Reorganization, the sale of such portfolio holdings will be a taxable event that may result in the realization of taxable gains or losses from such sale for the @Vantage Fund and its shareholders. However, it is expected that any capital gains would be offset by capital loss carryovers that are available to the @Vantage Fund. The @Vantage Fund may also incur transaction costs in connection with these sales.

In addition, following the closing of the Reorganization, and in the ordinary course of business, we expect that certain holdings of the @Vantage Fund that are transferred to the Internet Fund in connection with the Reorganization may be sold. Any sale of such holdings will result in additional transaction costs for the Internet Fund and its shareholders (which will not be assumed or paid by MCM) and will be a taxable event. However, it is expected that any capital gains on such a sale will be offset by capital loss carryovers that are available to the Internet Fund.

Additional information regarding the performance of each of the Funds is contained in “Management’s Discussion of Fund Performance and Financial Highlights” in Appendix B to this Proxy Statement/Prospectus.

Purchase, Redemption and Exchange Policies

Sales Charges

As you can see from the chart above, the Internet Fund’s Class A shares are generally sold subject to a front-end sales charge of up to 5.50% of the offering price per share. Purchases of shares of the @Vantage Fund were subject to a 4.00% front-end sales charge. If the Reorganization Agreement is approved, Internet Fund Class A shares received by @Vantage Fund shareholders as a result of the Reorganization will not be subject to the front-end sales charge at the time of the Reorganization. Following the Reorganization, shareholders of the @Vantage Fund (as of the Closing Date of the Reorganization) will be able to purchase additional Class A shares of the Internet Fund at net asset value (“NAV”), plus the applicable sales charge. However, any exchanges of Class A shares of the Internet Fund received in connection with the Reorganization into Class A shares of a different Munder Fund would not be subject to any sales charge.

Investment Minimums—Low Account Balance Fees

As part of the Reorganization, shareholders of the @Vantage Fund will receive Class A shares of the Internet Fund regardless of the size of their account. If your investment in Class A shares of the Internet Fund does not meet the applicable account minimum ($500 for Individual Retirement Accounts (IRAs), 403(b) accounts, Education Savings Accounts (ESAs), Uniform Gifts to Minors Accounts (UGMAs) and Uniform Transfers to Minors Accounts (UTMAs), and $2,500 for all other accounts), your account may be charged a quarterly servicing fee of $6. The fee may be avoided by increasing your balance to the applicable minimum investment amount by making single investment or by enrolling in the Munder Funds’ Automatic Investment Plan, which allows you to invest automatically as little as $50 per month. Exemptions from the quarterly fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents. In addition, management of the Internet Fund reserves the right, in its sole discretion, to waive the imposition of this fee. Management of the Internet Fund further reserves the right, upon 30 days’ advance written notice, to redeem your Class A shares account (and forward the redemption proceeds to you) if its value is below the applicable minimum. You will have the option to increase the value of your account upon receipt of such notice. Exceptions to the minimum investment requirement are discussed in “Appendix C—How to Purchase, Sell and Exchange Shares.”

Redemptions of Class A shares of the Internet Fund generally are subject to a short-term trading fee of 2% if made within 30 days of the purchase of such shares. Shares of the Internet Fund that are received in connection with the Reorganization are exempt from this fee.

Currently, the @Vantage Fund does not offer an exchange privilege. Following the Reorganization, shareholders of the @Vantage Fund will be able to exchange the Class A shares of the Internet Fund received in the Reorganization for Class A shares of other Munder Funds based on their relative NAVs. No sales charges will apply to exchanges of Class A shares of the Internet Fund received in the Reorganization. No fee is imposed to execute an exchange. Any exchange will be a taxable event for which the shareholder may have to recognize a gain or loss under federal income tax law. The Internet Fund reserves the right to amend or terminate the exchange privilege at any time.

Because the Internet Fund is an open-end investment company and the @Vantage Fund is a closed-end investment company, the methods for purchasing and redeeming shares are also different. The differences in the sales charges, redemption fees and exchange privileges highlighted above are the most material of these differences. For more information on how to purchase or redeem shares of the Internet Fund, see “Appendix C—How to Purchase, Sell and Exchange Shares.”

Dividends and Distributions

Both Funds declare and pay dividends from net investment income, if any, and distribute net realized capital gains, if any, at least annually. Dividends are generally subject to federal income tax. For both Funds, unless the shareholder elects to be paid in cash, all dividends and distributions are reinvested automatically in additional shares of the respective Funds at NAV, without any front-end or contingent deferred sales charge. Following the Reorganization, shareholders of the @Vantage Fund that have elected to receive distributions in cash will continue to receive distributions in cash from the Internet Fund. See “Appendix C—How to Purchase, Sell and Exchange Shares” for a further discussion regarding the distribution policies of the Internet Fund.

Tax Consequences

Completion of the Reorganization is subject to the @Vantage Fund receiving an opinion from legal counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. See “Information about the Reorganization—Federal Income Tax Consequences.”

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The following discussion comparing investment objectives, primary investment strategies and restrictions of the @Vantage Fund and the Internet Fund is based upon, and qualified in its entirety by, the description of the respective investment objectives, primary investment strategies and restrictions set forth in the prospectus of the @Vantage Fund dated January 9, 2004, and the prospectus of the Internet Fund dated October 31, 2006, as supplemented.

Investment Objectives

The investment objective of both Funds is to seek long-term capital appreciation.

Primary Investment Strategies

The principal investment strategies of the Funds are compatible, although not identical.

The @Vantage Fund pursues its investment objective by investing at least 65% of its total assets in equity securities of U.S. and non-U.S. companies considered by MCM to significantly benefit from or derive revenue from the Internet, advances in communications technology, data processing technology and implementations thereof, generally known as Internet technologies. The @Vantage Fund pursues a growth-oriented strategy invests in small-, mid- and large-capitalization companies.

The @Vantage Fund may invest up to 40% of its total assets in equity securities of privately owned Internet-related technology companies that plan to conduct an initial public offering (“IPO”) within a period of several months to several years from the time the Fund makes its investment. (These companies are referred to herein as venture capital companies or venture capital investments.) Of the @Vantage Fund’s venture capital investments, the Fund may also invest up to 20% of its total assets in securities of private investment funds that invest primarily in venture capital companies. (These private investment funds are referred to herein as venture capital funds.)

The @Vantage Fund invests primarily in common stocks but may also invest in securities convertible into or exchangeable for common stocks, rights and warrants to purchase common stocks and depositary receipts representing an ownership interest in equity securities. The Fund may also invest in non-convertible debt securities or preferred stocks believed to provide opportunities for capital gain.

In managing the @Vantage Fund, MCM uses a bottom-up stock selection approach by extensively researching specific companies in the Internet and related technology industries to find those companies that it believes offer the greatest prospects for future growth. In selecting individual securities, MCM looks for companies that it believes display or are expected to display:

-	strategic commitment to the creation or utilization of Internet technologies;

-	significant opportunity for revenue capture;

-	robust growth prospects;

-	a unique and defensible competitive position;

-	advantages of market leadership including, among others, economic scale and brand identity; and/or

-	the ability to identify and partner with businesses that have complementary strengths and offer synergies.

The @Vantage Fund may invest up to 25% of its assets in securities of non-U.S. issuers. The Fund’s investments in these foreign securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. The Fund may also invest through depositary receipts (such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), or Global Depositary Receipts (“GDRs”).

The Internet Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its assets, in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants) of the types of companies positioned to benefit from the growth of the Internet. These types of companies fall into three basic categories:

(1)	Pure plays—companies whose core business models are focused primarily on the Internet;

(2)	Builders—companies that provide the innovative hardware, services and software components that enable the advancement or facilitate the usage of the Internet; and

(3)	Beneficiaries—companies across a broad range of industries and sectors that utilize the Internet to enhance their business models.

The Internet Fund invests in companies of all market capitalizations and may invest without limit in IPOs, although it is uncertain whether such IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund’s performance. The Internet Fund may invest up to 25% of its total assets in foreign securities, including investments in emerging markets. Foreign securities include direct investments in non-U.S. dollar-denominated securities that are traded outside of the U.S. and U.S. dollar-denominated securities of foreign issuers that are traded in the U.S. Foreign securities also include indirect investments such as ADRs, EDRs, and GDRs.

Both Funds may purchase and sell options on securities for hedging purposes. The @Vantage Fund may invest in exchange-traded funds (“ETFs”) for hedging purposes. The Internet Fund may use ETFs to manage cash.

The primary difference between the Funds relates to their ability to invest in illiquid securities, such as the @Vantage Fund’s holdings of venture capital companies and venture capital funds. As a closed-end investment company, the @Vantage Fund may invest up to 40% of its assets in illiquid investments. As an open-end fund, the Internet Fund is restricted to holding no more than 15% of its net assets in such investments. Unlike the @Vantage Fund, although the Internet Fund may invest in venture capital companies and private investment funds, such investments are not part of its principal investment strategy.

Each of the Funds has also adopted certain fundamental investment restrictions. In Appendix A these fundamental investment restrictions are compared side-by-side.

Risk Factors

Because the Funds have substantially similar investment objectives and compatible primary investment strategies, many of the risks of investing in the Internet Fund are substantially the same as the risks of investing in the @Vantage Fund. All investments carry some degree of risk that will affect the value of the Funds’ portfolio investments, their investment performance and the Funds’ price per share. As a result, you may lose money if you invest in the Funds. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Risk Factors Common to Both Funds

Both Funds share the following principal risks:

Stock Market Risk

The value of the equity securities in which each Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.

Stock Selection Risk

In addition to, or in spite of, the impact of movements in the overall stock market, the value of the investments may decline if the particular companies in which each Fund invests do not perform well in the market.

Growth Investing Risk

The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fail or will fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.

Concentration

Where a portfolio is concentrated in the securities of a small number of companies or in securities of companies in a single industry, the risk of any investment decision is increased. The assets of a Fund will consist almost entirely of companies considered by MCM to significantly benefit from or derive revenue from the Internet, advances in communications technology, data processing technology and implementations thereof, generally known as Internet technologies. MCM will seek to reduce the company-specific risk, as opposed to sector-specific risk, of each Fund’s portfolio by investing in more than one company in a particular sector, but this may not always be practicable.

Smaller Company Risk

The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small companies’ stocks typically are traded in lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects.

Technology Risk

Each Fund invests in companies that rely significantly on technological events or advances in their product development, production or operations. Market or economic factors impacting these companies could have a major effect on the value of each Fund’s investments. The value of stocks of technology companies is particularly vulnerable to rapid changes in technological product cycles, government regulation and competition. Technology stocks, especially those of smaller less-seasoned companies, tend to be more volatile than the overall market.

Foreign Securities Risk

Each Fund’s investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect each Fund’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

•

Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Fund’s investment in securities denominated in a foreign currency or may widen existing losses. To the extent that a Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. Each Fund’s net currency positions may expose it to risks independent of its securities positions.

•

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and less mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, should a Fund invest in emerging market countries, it may be required to establish special custody or other arrangements before investing. In addition, because the securities settlement procedures are less developed in these countries, each may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions.

The possible establishment of exchange controls or freezes on the convertibility of currency might adversely affect an investment on foreign securities.

•	Geographic Risk: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and decline all at the same time.

•

Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on each Fund’s foreign investments.

•

Regulatory Risk: Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulations as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

•	Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

IPO Risk

Investments in IPOs may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. In addition, in the period immediately following an IPO, investments may be subject to more extreme price volatility than that of other equity investments. Each Fund may lose all or part of its investments if the companies making IPOs fail and their product lines fail to achieve an adequate level of market recognition or acceptance.

Derivatives Risk

Each Fund may suffer a loss from its use of options or other forms of derivatives, such as futures contracts. The primary risk regarding the use of futures contracts is that small price movements can result in substantial gains or losses. The primary risk associated with many derivatives is that derivatives can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Use of derivatives by a Fund can also significantly increase the Fund’s exposure to the credit risk of the derivative’s counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indexes.

Risk Factors Common to Both Funds to Differing Degrees

In addition to the principal investment risks common to both Funds as described above, certain additional risks may apply to both Funds, although to differing degrees. As indicated below, these risks generally are considered to be a principal risk only for the @Vantage Fund.

Investments in Venture Capital Funds

Investment in venture capital funds is part of the @Vantage Fund’s principal investment strategy and may, with all other illiquid investments, account for up to 40% of the Fund’s assets. The Internet Fund may also invest in venture capital funds; however, such investments, together with all other illiquid investments, may not exceed 15% of the Fund’s net assets. Investment in venture capital funds is not, therefore, part of the Internet Fund’s principal investment strategy. Investments in private investment funds that invest in venture capital companies, also known as venture capital funds, may involve all the risks of investing in developmental stage companies described below, plus certain additional risks. In particular, a Fund must rely upon the judgment of the general partner or other manager of a venture capital fund in selecting the venture capital companies in which the venture capital fund invests and in deciding when to sell its investments. Many venture capital funds require additional capital contributions from their investors over time. The timing and amounts of capital calls on investors can be unpredictable and there is the possibility that a Fund may have to sell portfolio securities to meet capital calls. A venture capital fund may employ a high degree of leverage, which can magnify any losses incurred by its investors. A venture capital fund may also be required to pay management fees and/or performance fees to its general partner or manager, which can reduce the return to investors. A venture capital fund may also pay certain costs of evaluating and negotiating each venture capital investment, including fees of outside legal counsel, which may reduce a Fund’s return. Investments in venture capital funds may be highly illiquid and difficult to accurately value on an ongoing basis. A Fund may not be able to dispose of a venture capital fund holding when it wishes to, or may be able to do so only at a disadvantageous price. Investors should be aware that situations involving uncertainties as to the value of these investments could have an adverse effect on a Fund’s net asset value if fair valuation judgments should prove to be incorrect.

Investments in Developmental Stage Companies

Investment in developmental stage companies is part of the @Vantage Fund’s principal investment strategy, and while the Internet Fund may also invest developmental stage companies, such investment is not part of the Internet Fund’s principal investment strategy. These investments may present greater opportunity for growth, but there are specific risks associated with investments in developmental stage companies, which may include:

•	poor corporate performance due to less experienced management, limited product lines, undeveloped markets and/or limited financial resources;

•	due to shorter operating histories, less publicly available information and little or no research by the investment community;

•	reduced or zero liquidity due to small market capitalizations and the absence of an exchange listing or dealers willing to make a market;

•	increased share price volatility due to the fact that, under certain market conditions, investor sentiment may favor large, well-known companies over small, lesser-known companies; and

•	reliance, in many cases, on one or two key individuals for management.

Restricted and Illiquid Securities

The @Vantage Fund may invest a substantial portion of its assets, i.e., up to 40% of total assets, in restricted securities and other illiquid investments. The Internet Fund may invest up to 15% of its net assets in restricted securities and other illiquid investments. This may include equity securities of privately owned companies and securities of privately owned investment funds and limited partnerships. Restricted securities are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933, as amended (“1933 Act”), or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

Restricted and illiquid investments involve the risk that the securities will not be able to be sold at the time desired by a Fund or at prices approximating the value at which the Fund is carrying the securities on its books because such securities are unregistered and have restrictions on their resale. A Fund may not be able to sell such investments when it wishes to, or may be able to do so at a disadvantageous price, i.e., an amount less than the initial purchase price by the Fund. In addition, it may be difficult to accurately value such investments on an ongoing basis because of the limited information that is generally available regarding such securities. Investors should be aware that uncertainty as to the value of a Fund’s investment in restricted or illiquid investments could have an adverse effect on the Fund’s net asset value if incorrect judgments are made as to the value of restricted or illiquid investments.

Risk Factors Particular to the Internet Fund

The Internet Fund is subject to the following additional principal investment risk:

ETF Risk

ETFs are investment companies whose shares are bought and sold on a securities exchange. When the Internet Fund invests in shares of an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. The risk of owning shares of an ETF generally reflects the risks of owning the underlying portfolio securities held by the ETF. Lack of liquidity regarding shares of an ETF could result in the ETF being more volatile than the underlying portfolio of securities. In addition, because of an ETF’s expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Risk Factors Particular to the @Vantage Fund

The @Vantage Fund is subject to the following additional principal investment risks:

Closed-End Fund; Limited Liquidity

The @Vantage Fund is a closed-end investment company designed primarily for long-term investors and is not intended to be a trading vehicle. The @Vantage Fund does not list its shares for trading on any national securities exchange. There is no secondary trading market for @Vantage Fund shares and none is expected to develop. If a secondary market were to develop, shares may trade at a discount from net asset value, increasing a shareholder’s risk of loss. The @Vantage Fund’s shares are, therefore, not readily marketable. Because the @Vantage Fund is a closed-end investment company, its shares may not be redeemed on a daily basis. Although the @Vantage Fund, as a fundamental policy, makes quarterly repurchase offers for a minimum of 5% (or more, at the discretion of the Board) of its outstanding shares at their then-current net asset value, the @Vantage Fund’s shares are less liquid than shares of funds that trade on a stock exchange.

Repurchase Offers

The @Vantage Fund offers to purchase only a small portion of its shares each quarter, and there is no guarantee that you as a shareholder will be able to sell all of the @Vantage Fund shares that you desire to sell. If any quarterly repurchase offer is oversubscribed by the @Vantage Fund’s shareholders, the @Vantage Fund will repurchase only a pro rata portion of the shares tendered by each shareholder. The potential for pro-ration may cause some shareholders to tender more shares for quarterly repurchase than the shareholders wish to have repurchased. Moreover, the @Vantage Fund’s quarterly repurchase policy may have the effect of decreasing the size of the Fund. This may force the @Vantage Fund to sell assets it would not otherwise sell. It may also reduce the investment opportunities available to the @Vantage Fund and cause its expense ratio to increase.

Access to Investment Opportunities

The @Vantage Fund may not have access to profitable venture capital investments.

INFORMATION ABOUT THE REORGANIZATION

Reorganization Agreement

The following summary of the Reorganization Agreement is qualified in its entirety by reference to the form of Reorganization Agreement, which is attached to this Proxy Statement/Prospectus as Appendix D. The Reorganization Agreement provides that the Internet Fund will acquire all of the assets, subject to all of the liabilities, of the @Vantage Fund in exchange for Class A shares of the Internet Fund. Subject to the satisfaction of the conditions described below, such acquisition is scheduled to occur as of the close of business on Friday, December 7, 2007, or on a later date as the parties may agree (“Closing Date”). The net asset value (“NAV”) per share of the @Vantage Fund will be determined by dividing the @Vantage Fund’s assets, less liabilities, by the total number of its outstanding shares. The NAV per share of the Internet Fund will be determined by dividing the Internet Fund’s assets attributable to the Class A shares, less liabilities attributable to the Class A shares, by the total number of its outstanding Class A shares of the Internet Fund.

Each Fund utilizes State Street Bank and Trust Company, the sub-administrator for each Fund, to calculate the NAV for its shares and classes, as applicable. The method of valuation that is employed to value the securities of each Fund is in accordance with the procedures described in the prospectuses for each Fund, which are consistent with Rule 22c-1 under the 1940 Act and with the interpretations of such rule by the SEC.

The number of full and fractional Class A shares of the Internet Fund you will receive in the Reorganization will be equal in value to the value of your shares of the @Vantage Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the Closing Date. As promptly as practicable after the Closing Date, the @Vantage Fund will liquidate and distribute pro rata to its shareholders of record as of the close of regularly scheduled trading on the NYSE on the Closing Date the Class A shares of the Internet Fund received by the @Vantage Fund in the Reorganization. The @Vantage Fund will accomplish the liquidation and distribution with respect to @Vantage Fund’s shares by the transfer of Class A shares of the Internet Fund then credited to the account of the @Vantage Fund on the books of the Internet Fund to open accounts on the share records of the Internet Fund in the names of the @Vantage Fund’s shareholders. The aggregate NAV of Class A shares of the Internet Fund that will be credited to @Vantage Fund shareholders will be equal to the aggregate NAV of the shares of the @Vantage Fund on the Closing Date. All issued and outstanding shares of the @Vantage Fund will simultaneously be canceled on the books of the @Vantage Fund. The Internet Fund will not issue certificates representing the Class A shares of the Internet Fund issued in connection with such transaction.

The Board has determined that the interests of shareholders of the @Vantage Fund will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of the @Vantage Fund and its shareholders.

After such distribution of Class A shares of the Internet Fund to shareholders of the @Vantage Fund, the @Vantage Fund will take all necessary steps under Delaware law, the @Vantage Fund’s Declaration of Trust and By-laws, and any other applicable laws or regulations to effect the subsequent deregistration, termination and dissolution of the @Vantage Fund.

The Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the consummation of the Reorganization by mutual written agreement of the parties or by action of one party or the other under other limited circumstances as provided in the Reorganization Agreement. If the Reorganization is approved by shareholders but is NOT completed for any reason, including termination of the Reorganization prior to the Closing Date by mutual agreement of the parties or for failure of either party to satisfy a condition required by the Reorganization Agreement for the closing to be completed, it is anticipated that the @Vantage Fund will be promptly liquidated, deregistered, terminated and dissolved in accordance with applicable law and the @Vantage Fund’s Declaration of Trust and By-laws.

The Reorganization Agreement provides that the @Vantage Fund and Munder Series Trust, on behalf of the Internet Fund, may waive compliance with any of the covenants or conditions made therein for the benefit of their respective Funds, other than the requirements that: (1) the Reorganization Agreement be approved by shareholders of the @Vantage Fund in accordance with the provision of the Declaration of Trust and By-laws of the @Vantage Fund, applicable state law and the 1940 Act; and (2) the @Vantage Fund and Internet Fund receive the opinion of counsel that the transaction contemplated by the Reorganization Agreement will constitute a tax-free reorganization for federal income tax purposes. One condition of the Reorganization Agreement that may not be waived is that all portfolio holdings of the @Vantage Fund that are deemed to be “private investment funds” must be disposed of prior to the closing of the Reorganization.

Shareholders of the @Vantage Fund as of the Closing Date will receive Class A shares of the Internet Fund in accordance with the procedures provided for in the Reorganization Agreement, as described above. Each such Class A share will be fully paid and non-assessable when issued.

Description of the Internet Fund’s Shares

Full and fractional shares of the Class A shares of the Internet Fund will be issued to the @Vantage Fund’s shareholders in accordance with the procedures detailed in the Reorganization Agreement. The Internet Fund does not issue share certificates. The shares of the Internet Fund to be issued to @Vantage Fund’s shareholders and recorded on the shareholder records of the transfer agent will have no pre-emptive or conversion rights, as more fully described in “Appendix C—How to Purchase, Sell and Exchange Shares.”

Reasons for the Reorganization

On August 14, 2007, the Board unanimously voted that the Reorganization between the @Vantage Fund and the Internet Fund would be in the best interests of the @Vantage Fund and its shareholders, and that the interests of the @Vantage Fund’s shareholders would not be diluted.

Prior to that meeting, MCM provided, and the Board reviewed, detailed information about the proposed Reorganization. The representatives discussed with the Board the anticipated benefits to the @Vantage Fund from the Reorganization and reminded the Board that MCM provides investment advisory services to a wide range of clients, including corporations, foundations, charitable trusts, state, municipal and county government retirement plans, insurance companies, unions, individuals and mutual funds, including small-, mid- and large-cap domestic and international stocks, bonds and more specialized categories such as healthcare, REITs, power/energy and technology.

MCM also provided information to the Board concerning: (1) the specific terms of the Reorganization, including information regarding comparative expense ratios; (2) the proposed plans for ongoing management, distribution and operation of the Internet Fund; (3) the management, financial position and business of MCM; and (4) the impact of the Reorganization on the @Vantage Fund and its shareholders.

Before approving the Reorganization, the Board examined all factors that it considered relevant, including: (1) the comparability of the investment objectives and investment strategies of the Internet Fund and the @Vantage Fund; (2) the expense ratio of the Class A shares of the Internet Fund compared with that of the @Vantage Fund; (3) the performance of the Internet Fund as compared with that of the @Vantage Fund; (4) other expected benefits to @Vantage Fund shareholders, such as potential economies of scale; (5) the tax status and consequences of the Reorganization; (6) the costs of the Reorganization and who will bear those costs; and (7) alternatives to the Reorganization. The Board considered that the transaction is structured to qualify as a tax-free reorganization under Section 368 of the Code and, therefore, will not be treated as a taxable sale of your @Vantage Fund shares.

Among other things, the Board considered the following information:

•

that MCM believes that the @Vantage Fund and its shareholders would benefit from merging the Fund with and into the Internet Fund, which is a substantially larger fund with lower expense ratios that invests in similar securities as the @Vantage Fund. The Internet Fund began operations in 1996 and had approximately $518.0 million in assets as of June 30, 2007. The current total fund operating expenses applicable to the Internet Fund’s Class A shares as of June 30, 2007 was 2.33%, which is significantly less than the total gross operating expenses and total net operating expenses of the @Vantage Fund for the same period, 3.97% and 3.00%, respectively;

•

the potential, over the long term, for shareholders of the Internet Fund to benefit from economies of scale if shareholders of the @Vantage Fund remain shareholders of the Internet Fund. It also considered the fact that merging the @Vantage Fund with a larger open-end Fund will provide @Vantage Fund’s shareholders with greater liquidity by owning shares of the Internet Fund, which shares may be redeemed on a daily basis;

•

the Reorganization would result in shareholders of the @Vantage Fund being invested in substantially comparable investments, although the majority of the investments of the Internet Fund are liquid and publicly traded securities of larger and more established companies; and

•

the same portfolio management team that manages the Internet Fund is also responsible for the management of the @Vantage Fund. In addition the Internet Fund has performed better than the @Vantage Fund over nearly the entire period of operations of the @Vantage Fund.

In light of the foregoing considerations, the Board of the @Vantage Fund unanimously concluded that (1) the Reorganization is in the best interests of the @Vantage Fund and (2) the Reorganization would not result in a dilution of the interest of shareholders of the @Vantage Fund. Similarly, the Board of Trustees of MST also approved the Reorganization with respect to the Internet Fund and determined that (1) the Reorganization is in the best interests of the Internet Fund and (2) the interests of shareholders of the Internet Fund would not be diluted as a result of the Reorganization.

Federal Income Tax Consequences

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization described in Section 368(a) the Code, with no gain or loss recognized as a consequence of the Reorganization by the Internet Fund, the @Vantage Fund (except for “Section 1256 contracts,” which include certain types of options, futures or forward contracts) or the shareholders of the @Vantage Fund. As a condition to the closing of the Reorganization, the @Vantage Fund will receive a legal opinion from counsel to that effect. That opinion will be based upon certain representations and warranties made by the @Vantage Fund and the Internet Fund and certifications received from each of the Funds and certain of their service providers.

Immediately prior to the Reorganization, the @Vantage Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of the @Vantage Fund’s investment company taxable income, if any, for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of the @Vantage Fund’s shareholders.

As of June 30, 2007, the @Vantage Fund had an unused capital loss carryover of approximately $104.6 million. Capital loss carryovers are considered valuable tax attributes because they can reduce a fund’s future taxable income and thus reduce the taxable amount distributed to fund shareholders.

The proposed Reorganization will affect the use of these tax attributes in two respects. The first concerns the “sharing” of these tax attributes with the shareholders of the Internet Fund. If there were no Reorganization, these tax attributes would inure solely to the benefit of the shareholders of the @Vantage Fund. If the Reorganization occurs, these tax attributes carry over (subject to the limitations described below) to the Internet Fund. That means that any resulting tax benefits inure to all shareholders of the Internet Fund (i.e., both pre-Reorganization shareholders of the @Vantage Fund and pre-Reorganization shareholders of the Internet Fund).

The second manner in which the Reorganization will affect the use of the capital loss carryover and built-in losses concerns certain limitations imposed under the Code with respect to the use of these losses. Very generally, when more than 50% of the stock of a “loss corporation” such as the @Vantage Fund is acquired (as will be the case here), the Code imposes various limitations on the use of loss carryovers following the acquisition. The amount of such loss carryovers that can be used each year to offset post-acquisition income is generally limited to an amount equal to the “federal long-term tax-exempt rate” (the applicable rate for August 2007 was 4.50%) multiplied by the value of the “loss corporation’s” equity. Furthermore, capital losses may generally be carried forward for only eight years in the case of regulated investment companies. These limitations would result in a forfeiture in the ability to use approximately $100 million of @Vantage Fund’s capital losses. However, there is no assurance that such losses would be used even in the absence of the Reorganization. In addition, the shareholders of @Vantage Fund would be taxed on their share of any distributed taxable gains after the Reorganization, including those gains attributable to unrealized gains of the Internet Fund at the time of the Reorganization. It should also be noted, however, that, as of June 30, 2007, the Internet Fund has approximately $3.5 billion in available capital losses that would inure to the benefit of its shareholders, including pre-Reorganization shareholders of the @Vantage Fund.

You should consult your tax advisor regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances. Since the foregoing discussion only relates to the Federal income tax consequences of the Reorganization, you should also consult your tax advisor as to state and other local tax consequences, if any, of the Reorganization.

Comparison of Rights of Shareholders of the @Vantage Fund and MST

The @Vantage Fund is organized as a Delaware statutory trust. The Internet Fund is a series of MST, which is organized as a Delaware statutory trust. Both the @Vantage Fund and MST are governed by substantially similar Declarations of Trust and By-laws. As such, there are no material differences in the rights of either Fund’s shareholders.

Shareholder Voting Rights

Neither the Internet Fund, a series of a Delaware statutory trust, nor the @Vantage Fund, a Delaware statutory trust, holds annual shareholder meetings. The 1940 Act requires that a shareholder meeting be called for the purpose of electing Trustees at such time as fewer than a majority of Trustees holding office have been elected by shareholders. Other than special meetings called by the Trustees of MST or by MST’s President or Secretary in accordance with the By-Laws of MST, meetings of the shareholders of either Fund may be called for any purpose deemed necessary or desirable upon the written request of the shareholders holding at least 10% of the outstanding shares of the applicable Fund entitled to vote at such meeting, provided that (1) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (2) the shareholders requesting such meeting shall have paid to MST the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary of MST shall determine and specify to such shareholders.

Appraisal Rights

Under the laws of the State of Delaware, shareholders of neither the @Vantage Fund nor the Internet Fund have appraisal rights in connection with a combination or acquisition of the assets of another fund.

Capitalization

The following table shows the capitalization of the @Vantage Fund and the Internet Fund, and on a pro forma basis as of September 14, 2007, giving effect to the proposed acquisition of assets at NAV.

	@Vantage Fund Shares	Internet Fund Class A Shares		Adjustments		Pro Forma after Reorganization
Net Assets	$17,534,093	$366,667,131	(b)	$—		$384,201,224
Net asset value per share	$9.24	$23.11		$—		$23.11
Shares outstanding	1,896,625	15,863,958		(1,137,902	)(a)	16,622,681

(a)	Adjustment to reflect the issuance of Internet Fund shares in exchange for shares of @Vantage Fund in connection with the proposed reorganization.
(b)	Net assets shown are for Class A shares only. Aggregate net assets of all classes of the Munder Internet Fund were $491.6 million as of September 14, 2007.

INFORMATION ABOUT MANAGEMENT OF THE

@VANTAGE FUND AND THE INTERNET FUND

Investment Advisor

Founded in 1985, Munder Capital Management (“MCM”), 480 Pierce Street, Birmingham, Michigan 48009 is the investment advisor of both the @Vantage Fund and the Internet Fund. As of June 30, 2007, MCM had approximately $29.6 billion in assets under management, of which $12.1 billion were invested in equity securities, $11.7 billion were invested in money market or other short-term instruments, $5.4 billion were invested in other fixed income securities and $0.5 billion were invested in balanced investments.

MCM provides overall investment management for the @Vantage Fund and the Internet Fund, provides research and credit analysis concerning the Funds’ portfolio securities and is responsible for all purchases and sales of portfolio securities. Pursuant to a combined investment advisory agreement between MCM and MST, on behalf of the Internet Fund, and MCM and The Munder @Vantage Fund, on behalf of the @Vantage Fund, the Internet Fund pays MCM an advisory fee of 1.00% based on the first $1 billion of average daily net assets of the Internet Fund; and 0.85% of average daily net assets in excess of $1 billion, and the @Vantage Fund pays MCM an advisory fee of 1.75% based on the average daily net assets of the @Vantage Fund. During the fiscal year ended June 30, 2007, the Internet Fund paid an effective advisory fee of 1.00% of the average daily net assets of the Internet Fund.

Portfolio Managers

The same team of professionals employed by MCM makes investment decisions for the @Vantage Fund and the Internet Fund. The team is made up of Mark A. Lebovitz, Kenneth A. Smith, Jonathan R. Woodley.

With respect to the both Funds, each of the portfolio managers has primary investment responsibility for designated sub-sectors in which the Fund invests and makes recommendations as to investments in those sub-sectors. Mr. Smith, however, has final investment authority over the Funds.

Kenneth A. Smith, CFA, Director, Technology Investing and Senior Portfolio Manager, has been a member of the @Vantage Fund’s portfolio management team since inception and the Internet Fund’s portfolio management team since 1999. Mr. Smith leads MCM’s technology team and became Director of Technology Investing in 2004. He is also a member of the portfolio management team for the Munder Technology Fund.

Jonathan R. Woodley, Portfolio Manager/Analyst, has been a member of the Funds’ portfolio management team since 2005. Mr. Woodley is also a member of the portfolio management teams for the Munder Technology Fund, and he provides idea generation and research support in the technology sector for MCM’s other equity disciplines. From 2003 to 2005, Mr. Woodley was a portfolio manager for MCM’s small-cap growth investment discipline. Prior to that, Mr. Woodley served as an analyst for the Advisor’s mid-cap core and small-cap growth investment disciplines since joining MCM in 2000.

Mark A. Lebovitz, CFA, Portfolio Manager/Analyst, has been a member of the Funds’ portfolio management team since 2005, and has provided idea generation and research support in the technology sector for the Funds and MCM’s other equity investment disciplines since joining MCM in 1999. He is also a member of the portfolio management team for the Munder Technology Fund.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds is available in the Internet Fund’s SAI and in the @Vantage Fund’s Annual Report on Form N-CSR.

ADDITIONAL INFORMATION ABOUT THE

@VANTAGE FUND AND THE INTERNET FUND

Information about the @Vantage Fund and the Internet Fund is included in (1) the Prospectus of the @Vantage Fund dated January 9, 2004; (2) the

Prospectus of the Internet Fund (Class A, B, C, R, K and Y shares) dated October 31, 2006; (3) the SAI for the @Vantage Fund dated January 9, 2004; (4) the SAI for the Internet Fund dated October 31, 2006, as amended and restated as of June 27, 2007; (5) the Annual Report for the @Vantage Fund dated June 30, 2007; and (6) the Annual Report for the Internet Fund (Class A, B, C, K, R and Y shares) dated June 30, 2007. Copies of each of these documents, the SAI related to this Proxy Statement/Prospectus and any subsequently released shareholder reports are available upon request and without charge for the Funds by (1) calling 800-468-6337, (2) writing to the Funds at 480 Pierce Street, Birmingham, Michigan 48009, or (3) logging on to www.munder.com.

Both the @Vantage Fund and the Internet Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports and other information including proxy material, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549. They may also be inspected and copied at the Chicago Regional Office of the SEC, 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604. Copies of such material can also be obtained from the Public Reference Branch, SEC, Washington, DC 20549 at prescribed rates.

Required Vote

Approval of the Reorganization Agreement and the liquidation, deregistration and dissolution of the @Vantage Fund in any event will require the affirmative vote of a majority of the aggregate number of votes entitled to be cast thereon. See “Voting Information.”

THE BOARD, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, HAVE UNANIMOUSLY RECOMMENDED APPROVAL OF THE REORGANIZATION AGREEMENT AND THE LIQUIDATION, DEREGISTRATION AND DISSOLUTION OF THE @VANTAGE FUND IN ANY EVENT.

OTHER BUSINESS

The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Board to be used at the Meeting. This Proxy Statement/Prospectus, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of the @Vantage Fund on or about September 27, 2007. Only shareholders of record as of the close of business on the Record Date, September 24, 2007, will be entitled to notice of, and to vote at, the Meeting. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed proxy cards will be voted FOR each Proposal and FOR any other matters deemed appropriate.

A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of the @Vantage Fund at the address on the cover of this Proxy Statement/Prospectus or by attending and voting at the Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of each of the proposals.

Proxy Solicitation

It is expected that the solicitation of proxies will be primarily by mail and by telephone. Supplemental solicitations may be made by mail or by telephone by officers and representatives of the @Vantage Fund, MCM and their affiliates or The Altman Group (“Altman”). MCM has retained Altman as the solicitor for the proxies, at an estimated cost of $3,000, plus additional expenses associated with contacting shareholders who do not vote, which are estimated at $10,700. It is anticipated that banks, broker-dealers and other institutions will be requested to forward proxy materials to beneficial owners and to obtain authorization for the execution of proxies. MCM may, upon request, reimburse banks, broker-dealers and other institutions for their expenses in forwarding proxy materials to beneficial owners.

As the Meeting date approaches, certain shareholders of the @Vantage Fund may receive a telephone call from a representative of Altman if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Altman representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Altman representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Altman, then the Altman representative has the responsibility to explain the process, read the Proposals listed on the proxy card and ask for the shareholder’s instructions on the Proposal. Although the Altman representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. Altman will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter to confirm his or her vote and asking the shareholder to call Altman immediately if his or her instructions are not correctly reflected in the confirmation.

Vote Required

Approval of the Reorganization Agreement will require the affirmative vote of a majority of the outstanding voting securities of the @Vantage Fund. The vote of a majority of the outstanding voting securities means the lesser of the vote (1) of 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (2) of more than 50% of the outstanding voting securities of the @Vantage Fund. Shareholders of the @Vantage Fund are entitled to one vote for each share. Fractional shares are entitled to proportional voting rights.

Quorum

The holders of thirty-three and one-third percent (33 1/3%) of the shares of the @Vantage Fund that are outstanding at the close of business on the Record Date and are present in person or represented by proxy will constitute a quorum for the Meeting.

However, the mere presence of a quorum at the Meeting may not be sufficient to approve the proposal. If at the time any session of the Meeting is called to order a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the proposal. All such adjournments will require the affirmative vote of a majority of the votes cast. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on the proposal specified herein prior to any such adjournment if sufficient votes for the approval of the proposal have been received.

Adjournments

In the event that sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. In determining whether to adjourn the Meeting with respect to the proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Generally, votes cast in favor of the proposal will be voted in favor of adjournment while votes cast against the proposal will be voted against adjournment. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders. As stated below, broker non-votes will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn a meeting.

Effect of Abstentions and Broker “Non-Votes”

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Notwithstanding the foregoing, broker non-votes will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn a meeting. Accordingly, abstentions and broker non-votes will effectively be a vote against Proposal 1, for which the required vote is a percentage of the outstanding voting securities and will have no effect on a vote for adjournment.

Share Information

There were 1,896,625.177 shares of the @Vantage Fund outstanding as of the close of business on the Record Date. On September 14, 2007, to the knowledge of the Funds, there were no shareholders that owned, either beneficially or of record, 5% or more of the outstanding shares of the @Vantage Fund and the following shareholder was the sole owner of record of 5% or more of the outstanding shares of the Internet Fund as of September 14, 2007:

Name and Address of Owner	Type of Ownership	Percentage of Fund	Percentage of Class A Shares
MLPF&S FBO The Sole Benefit of Its Customers Attn Fund Administration (97Xxx) 4800 Deer Lake Dr E 2nd Fl Jacksonville FL 32246-6484	Record	16.8%	14.9%

Citigroup Global Markets Inc. Attn Peter Booth 333 W 34th St 7th Fl New York NY 10001-2483	Record	7.9%	8.0%

As of the Record Date, each of the Trustees and executive officers owned individually, and owned collectively as a group less than 1% of the outstanding shares of the @Vantage Fund.

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Under this definition, there are no control persons of the @Vantage Fund.

The votes of the shareholders of the Internet Fund are not being solicited since their approval or consent is not necessary for the Reorganization to take place.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Internet Fund will be passed upon by Dechert LLP, 1775 I Street, N.W., Washington, DC 20006.

THE TRUSTEES OF THE @VANTAGE FUND, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND APPROVAL OF THE REORGANIZATION AGREEMENT INCLUDING THE SALE OF ALL OF THE ASSETS OF THE @VANTAGE FUND TO THE INTERNET FUND, THE LIQUIDATION AND DEREGISTRATION OF THE @VANTAGE FUND AND THE DISTRIBUTION OF CLASS A SHARES OF THE INTERNET FUND TO SHAREHOLDERS OF THE @VANTAGE FUND, AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE REORGANIZATION AGREEMENT.

APPENDIX A

FURTHER COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

Other Investment Strategies and Risks of the @Vantage Fund

Borrowing

The @Vantage Fund is currently authorized to borrow money in an amount up to 10% of its total assets (after giving effect to the amount borrowed) in order to meet repurchase requests, for other cash management purposes and to fund the purchase of portfolio securities for a period of not longer than 30 days. The @Vantage Fund may not purchase additional portfolio securities at any time that borrowings exceed 10% of its total assets. The @Vantage Fund is not authorized to use borrowings for long-term financial leverage purposes. The rights of any lenders to the @Vantage Fund to receive payments of interest or repayments of principal will be senior to those of the holders of the @Vantage Fund’s shares, and the terms of any borrowings may contain provisions that limit certain activities of the @Vantage Fund, including the payment of dividends (if any) to holders of shares. Interest payments and fees incurred in connection with borrowings will increase the @Vantage Fund’s expense ratio and will reduce any income the @Vantage Fund otherwise has available for the payment of dividends. This borrowing policy is not fundamental and may be changed by the Board without seeking shareholder approval, to the extent permitted by the @Vantage Fund’s fundamental policy with respect to borrowing and in accordance with the 1940 Act.

Debt Securities and Convertible Securities

The @Vantage Fund may invest in debt securities and other debt instruments that will convert to equity securities. The @Vantage Fund does not plan to invest more than 10% of its net assets in lower-rated debt securities, i.e., those that are not rated within the four highest rating categories by Standard & Poor’s Rating Services Inc. or Moody’s Investors Services, Inc., or other nationally recognized statistical rating organization. Such lower-rated debt securities are commonly referred to as “junk bonds” and reflect a greater possibility that changes in the economy, financial condition of the issuer and/or an unanticipated rise in interest rates may impair the issuer’s ability to make payments on interest and principal.

Other Investment Strategies and Risks of the Internet Fund

Borrowing

The Fund may borrow from banks in an amount up to 33 1/3% of the Internet Fund’s assets, including the amount borrowed. The Internet Fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the Internet Fund’s total assets. Borrowings by the Internet Fund may involve leveraging. If the securities held by the Internet Fund decline in value while these transactions are outstanding, the Internet Fund’s net asset value will decline in value by proportionately more than the decline in value of the securities.

Securities Lending

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, the Internet Fund may realize additional income gains or losses. The Internet Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 33 1/3% of the value of the Internet Fund’s total assets (including the loan collateral). The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Internet Fund could lose money.

Temporary and Defensive Investing

The Internet Fund may invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and repurchase agreements with maturities of 13 months or less. The Internet Fund may invest in short-term obligations, pending investment, in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions. The Internet Fund may not achieve its investment objective when its assets are invested in short-term obligations.

When-Issued Securities, Delayed Delivery Transactions and Forward Commitments

A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

Comparison of Fundamental Investment Restrictions

Restriction	The @Vantage Fund may not:	The Internet Fund may not:
Borrowing	See Senior Securities, below.	Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Underwriting	Underwrite securities issued by other persons or engage in the business of underwriting securities, except to the extent the @Vantage Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”) in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, policies and program.	Act as an underwriter of securities within the meaning of the 1933 Act, except as permitted under the 1933 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, this would permit a Fund to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program;

Senior Securities	Issue senior securities such as bonds, notes or other evidences of indebtedness, or otherwise borrow money, or issue preferred stock unless, immediately after issuance, the net assets of the @Vantage Fund provide asset coverage (as defined in the 1940 Act) of at least 300% with respect to indebtedness and at least 200% with respect to preferred stock.	Issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, this would permit a Fund to: (i) enter into commitments to purchase securities in accordance with a Fund’s investment program, including, without limitation,

Restriction	The @Vantage Fund may not:	The Internet Fund may not:
reverse repurchase agreements, delayed delivery securities and when-issued securities, to the extent permitted by its investment program and other restrictions; (ii) engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iii) purchase or sell futures contracts and related options to the extent permitted by its investment program and other restrictions;

Real Estate	Purchase or sell real estate, except that the @Vantage Fund may purchase (a) securities of issuers that deal in real estate, (b) securities that are directly or indirectly secured by interests in real estate, and (c) securities that represent interests in real estate and the @Vantage Fund may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

Purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(Notwithstanding this limitation, the Fund may, among other things: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.)

Commodities	Purchase or sell physical commodities and commodity contracts, except that it may (a) enter into futures contracts and options thereon in accordance with applicable law and (b) purchase or sell physical	Purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Restriction	The @Vantage Fund may not:	The Internet Fund may not:
commodities if acquired as a result of ownership of securities or other instruments. The @Vantage Fund will not consider stock index, currency and other financial futures contracts, swaps or hybrid instruments to be commodities.

Lending	Lend portfolio securities to broker-dealers or other institutions, unless MCM believes such loans will be beneficial to the @Vantage Fund. The borrower must maintain with the @Vantage Fund cash or high-grade debt obligations equal to at least 100% of the current market value of the securities loaned. Moreover, all such loans taken together cannot exceed 10% of the value of the total assets of the @Vantage Fund. The @Vantage Fund may purchase money market securities, enter into repurchase agreements and acquire publicly distributed and privately placed debt securities.

Make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(Notwithstanding this limitation, a Fund may, among other things: (i) enter into repurchase agreements, (ii) lend portfolio securities; and (iii) acquire debt securities without being deemed to be making a loan.)

Concentration	Invest more than 25% of the @Vantage Fund’s total assets in any one industry, except that the @Vantage Fund will invest more than 25% of the value of its total assets in securities of companies considered by MCM to significantly benefit from or derive revenue from the Internet, advances in communications technology, data processing technology and implementations thereof,	May not “concentrate” its investments in a particular industry except that (1) the Fund may concentrate in securities of companies engaged in the research, design, development, manufacturing or distribution of products, processes or services for use with Internet-related businesses; and (2) except as permitted under the 1940 Act, and as interpreted or

Restriction	The @Vantage Fund may not:	The Internet Fund may not:
	generally known as Internet technologies. Investments in securities issued by the U.S. government or states or local governments or related agencies and instrumentalities are not considered to be an industry for these purposes.	modified by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing: (a) this limitation will not apply to a Fund’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by the instruments described in clause (ii)); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

Quarterly Share Repurchases

With respect to its share repurchases:

•     the Fund will make share repurchase offers every three months, pursuant to Rule 23c-3 under the 1940 Act, as it may be amended from time to time;

•     a minimum 5% of the Fund’s outstanding shares of beneficial interest will be subject to the

No comparable restriction.

Restriction	The @Vantage Fund may not:	The Internet Fund may not:

repurchase offer, unless the Board of Trustees of the Fund establishes a different percentage, which must be between 5% and 25%;

•     the repurchase request due dates will be the first Friday of the month following the notification of the repurchase offer to shareholders; ordinarily, the first Friday in February, May, August and November (or the preceding business day if that day is a New York Stock Exchange holiday); and there will be a maximum 14 day period between the due date for each repurchase request and the date on which the Fund’s net asset value for that repurchase is determined.

APPENDIX B

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

AND FINANCIAL HIGHLIGHTS

The performance data contained in the following commentary is based on the performance of the @Vantage Fund for the fiscal year ended June 30, 2007 and Class Y shares for the Internet Fund for the fiscal year ended June 30, 2007. In each case, this information first appeared in the annual report to shareholders of each Fund. Performance information for Class A shares of the Internet Fund (without the impact of sales charges) has been added parenthetically to the commentary. The returns for each Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

@VANTAGE FUND

Fund holdings are subject to change and percentages shown are based on total net assets as of June 30, 2007 for the Fund. The most currently available data regarding portfolio holdings for the @Vantage Fund can be found by clicking the Munder @Vantage logo on the mutual fund home page on MCM’s website, www.munder.com. You may also obtain currently available portfolio holdings data for each Fund by calling (800) 438-5789.

INDUSTRY ALLOCATION

The performance data contained in the following commentary is based on the year ended June 30, 2007. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

Portfolio Management Team: Mark Lebovitz, Kenneth Smith and Jonathan Woodley

The Fund generated a return of 12.73% for the one year ended June 30, 2007, compared to the 28.86% return for the Inter@ctive Week Internet Index and the 32.62% return for the Morgan Stanley Internet Index. As of June 30, 2007, 77.3% of the Fund was invested in publicly traded equities, and 22.7% was invested in private equities.

In absolute terms, the Fund benefited from a positive market environment for Internet and technology investors. On a relative basis, however, both the public and private equity segments of the Fund trailed the performance of the Fund’s Morgan Stanley Internet Index and Inter@ctive Week Internet Index benchmarks for the year.

Among the Fund’s publicly traded holdings, the positive impact of stock selection in the commercial services & supplies industry within the industrials sector, and computers & peripherals, Internet software & services, and software industries within the Fund’s information technology sector was offset by the negative impact of stock selection in the Internet & catalog retail industry within the consumer discretionary sector. Underweights in the software and communications equipment (no holdings as of June 30, 2007) industries within the information technology sector also had a negative impact on relative returns for the year.

Among the commercial services & supplies holdings, an underweight in 51job, Inc. (0.5% of the Fund) had the largest positive impact on the Fund’s relative returns. An overweight in Apple Inc. (3.2% of the Fund) was primarily responsible for the positive relative performance of the computers & peripherals industry, more than offsetting the negative impact of an underweight in EMC Corporation (eliminated from the Fund in June).

In the Fund’s Internet software & services segment, the positive impact of the lack of holdings of EarthLink, Inc. and WebMD Health Corp., underweights in TOM Online Inc. (eliminated from the Fund in June) and NetEase.com, Inc., (0.7% of the Fund) and an overweight in ValueClick, Inc. (0.5% of the Fund) outweighed the negative impact of an overweight in Yahoo! Inc. (3.0% of the Fund) and underweights in aQuantive, Inc. (3.5% of the Fund) and Baidu.com, Inc. (0.8% of the Fund).

The negative relative performance of the Fund’s Internet & catalog retail holdings was due primarily to overweights in Stamps.com, Inc. (eliminated from the Fund in April) and Netflix, Inc. (0.9% of the Fund) and underweights in both Amazon.com, Inc. (eliminated from the Fund in November) and GSI Commerce,

Inc. (0.4% of the Fund). These negative factors more than countered the positive impact of an overweight in priceline.com Incorporated (2.6% of the Fund).

The Fund’s private equity holdings posted a negative return for the year ended June 30, 2007. Alacritech, Inc. (1.6% of the Fund), a direct private equity investment, struggled to meet its revenue objectives and continued to experience negative cash flow. While the Fund’s venture capital fund investments experienced mixed results, they finished the year with a slight loss. Notably, strong performance from Tech Farm Ventures (Q) L.P. (4.7% of the Fund) was offset by the weak performance of CenterPoint Ventures III (Q) L.P. (4.6% of the Fund).

Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Inter@ctive Week Internet Index is a modified market capitalization-weighted index designed to measure a cross section of companies involved in providing Internet infrastructure and access, developing and marketing Internet content and software, and conducting business over the Internet. The Morgan Stanley Internet Index is an equal dollar-weighted index made up of leading companies drawn from nine Internet sub-sectors that are driving the growth of Internet usage. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

Shares of this Fund are currently not being offered for sale.

Hypothetical and Total Returns

The following graph represents the performance of the @Vantage Fund since its inception. The table following the line graph also sets forth performance information and the growth of a hypothetical $10,000 investment in the Fund. The information contained in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder @Vantage Fund

HYPOTHETICAL

A Hypothetical Illustration of a $10,000 Investment

	GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/07 SINCE INCEPTION
Inception Date	With Load		Without Load	S&P 500® Index*	Morgan Stanley Internet Index*	Inter@ctive Week Internet Index*
@Vantage Fund 10/17/00	$3,932	#	$4,096	$11,777	$3,804	$5,154

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/07
Inception Date	One Year w/load		One Year w/out load	Five Years w/load		Five Years w/out load	Since Inception w/load		Since Inception w/out load
@Vantage 10/17/00	8.26	%#	12.73%	12.03	%#	12.94%	(13.00	)%#	(12.47)%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.
#	Reflects the deduction of the maximum sales charge of 4.00%.

*

The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500® Index”) is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The Morgan Stanley Internet Index is an equal dollar-weighted index made up of leading companies drawn from nine Internet sub-sectors that are driving the growth of Internet usage. The Inter@ctive Week Internet Index is a modified market capitalization-weighted index designed to measure a cross section of companies involved in providing Internet infrastructure and access, developing and marketing Internet content and software, and conducting business over the Internet. Index comparative returns are as of 11/1/00.

INTERNET FUND

Fund holdings are subject to change and percentages shown are based on total net assets as of June 30, 2007 for the Internet Fund. The most currently available data regarding portfolio holdings for the Fund can be found by selecting the Internet Fund on our website, www.munder.com. You may also obtain currently available portfolio holdings data for the Fund by calling (800) 438-5789.

INDUSTRY ALLOCATION

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2007. Performance information for Class A shares of the Internet Fund (without the impact of sales charges) has been added parenthetically to the commentary. Performance of the Fund’s other classes of shares, not offered in this Proxy Statement/Prospectus, will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

Portfolio Management Team: Mark Lebovitz, Kenneth Smith and Jonathan Woodley

The Fund earned a return of 21.64% (21.41% for Class A shares without load) for the year ended June 30, 2007, compared to the 28.86% return for the Inter@ctive Week Internet Index, the 32.62% return for the Morgan Stanley Internet Index and the 20.94% median return for the Lipper universe of science and technology funds.

The Fund had strong absolute returns for the year ended June 30, 2007, benefiting from a positive market for technology investors in general, but lagged the Morgan Stanley Internet Index. In terms of industry weights compared to the Morgan Stanley Internet Index, the positive impact of an underweight in commercial services & supplies within the industrials sector and an overweight in computers & peripherals within the information technology sector was offset by the negative effect of an underweight in the Fund’s software and communications equipment industries within the information technology sector. In addition, strong stock selection in the Fund’s commercial services & supplies, software, computers & peripherals, and Internet software & services holdings was countered by weakness in the Fund’s positions in the Internet & catalog retail and communications equipment industries.

Within the industrials sector, an underweight in 51job, Inc. (0.5% of the Fund) was primarily responsible for the relative strength of the Fund’s commercial services & supplies industry.

In the information technology sector, an overweight in Shanda Interactive Entertainment Limited (1.2% of the Fund) and the lack of a position in NAVTEQ Corporation were responsible for the strong performance of the software industry, offsetting the negative impact of an overweight in salesforce.com, inc. (eliminated from the Fund in January). In addition, an overweight in Apple Inc. (3.4% of the Fund) boosted relative returns in the computers & peripherals industry, more than offsetting the negative effect of an underweight in EMC Corporation (0.6% of the Fund). In the Internet software & services industry, an overweight in ValueClick, Inc. (0.9% of the Fund), underweights in TOM Online Inc. (0.8% of the Fund) and NetEase.com, Inc. (0.9% of the Fund) and the lack of positions in EarthLink, Inc. and WebMD Health Corp. contributed positively to the Fund’s relative performance for the year. These positive factors more than offset the negative impact of underweights in aQuantive, Inc. (4.1% of the Fund) and Baidu.com, Inc. (1.1% of the Fund) and an overweight in Yahoo! Inc. (3.1% of the Fund).

Stock selection in the Internet & catalog retail industry had the largest negative impact on the Fund’s relative performance for the year ended June 30, 2007. An overweight in Stamps.com Inc. (eliminated from the Fund in April) was the largest detractor from the performance of the segment, followed by an underweight in Amazon.com, Inc. (eliminated from the Fund in March) and an overweight in Netflix, Inc. (1.1% of the Fund). The negative impact of these holdings more than offset the significant positive impact on Fund performance of an overweight in priceline.com Incorporated (3.0% of the Fund). The lack of a position in Juniper Networks, Inc. was largely responsible for the relative weakness in the communications equipment segment of the Fund.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Inter@ctive Week Internet Index is a modified market capitalization-weighted index designed to measure a cross section of companies involved in providing Internet infrastructure and access, developing and marketing Internet content and software, and conducting business over the Internet. The Morgan Stanley Internet Index is an equal dollar-weighted index made up of leading companies drawn from nine Internet subsectors that are driving the growth of Internet usage. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of science and technology funds represents the universe of mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

Hypothetical and Total Returns

The following graph represents the performance of the Internet Fund since the inception of its oldest class of shares, the Class A Shares over the past ten years. The table following the line graph sets forth performance information and the growth of a hypothetical $10,000 investment for the Class A shares offered by the Internet Fund. The information contained in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

CLASS A SHARE HYPOTHETICAL

A Hypothetical Illustration of a $10,000 Investment

	GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/07(1)
Class and Inception Date	With Load	Without Load	S&P 500® Index*	Inter@ctive Week Internet Index*	Inter@ctive/ Morgan Stanley Internet Index*	Lipper Science & Technology Funds Median**
Internet Fund, Class A Shares 8/19/96	N/A+	$21,706	$19,909	$28,470	$25,553	$17,247

(1)	Amounts represent the growth of a $10,000 investment over the past ten years or since inception, whichever period is shorter.
+	Class A shares of the Fund were not subject to any sales charges until June 1998.
*

The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500® Index”) is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The Inter@ctive Week Internet Index is a modified market capitalization-weighted index designed to measure a cross section of companies involved in providing Internet infrastructure and access, developing and marketing Internet content and software, and conducting business over the Internet. The Morgan Stanley Internet Index is an equal dollar-weighted index made up of leading companies drawn from nine Internet sub-sectors that are driving the growth of Internet usage. This index was created on January 1, 1999. Performance for earlier periods is that of the Inter@ctive Week Internet Index. Index comparative returns for Class A Shares of the Fund are as of 7/1/97.
**	The Lipper Science and Technology Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. Lipper comparative returns for Class A Shares of the Fund are as of 7/1/97.

	AVERAGE ANNUAL RETURNS THROUGH 6/30/07
Class and Inception Date	One Year w/load		One Year w/out load	Five Years w/load		Five Years w/out load	Ten Years w/load	Ten Years w/out load	Since Inception w/load	Since Inception w/out load
CLASS A 8/19/96	14.75	%#	21.41%	15.73	%#	17.05%	N/A+	8.06%	N/A+	10.11%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.
#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.
+	Class A shares of the Fund were not subject to any sales charges until June 1998.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance of the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). For each Fund, this information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report along with each Fund’s financial statements, are included in the annual reports of each Fund, and are incorporated by reference into the Statement of Additional Information. You may also obtain the most recent annual and semi-annual reports and Statement of Additional Information of the Funds without charge by calling (800) 438-5789. The Munder Funds website, www.munder.com also contains the Funds’ most recent annual and semi-annual reports.

Munder @Vantage Fund®(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Year Ended June 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$8.72	$7.90	$8.50	$6.67	$5.35

Income/(loss) from investment operations:
Net investment loss	(0.28)	(0.23)	(0.25)	(0.24)	(0.15)
Net realized and unrealized gain/(loss) on investments	1.39	1.05	(0.35)	2.07	1.47

Total from investment operations	1.11	0.82	(0.60)	1.83	1.32

Net asset value, end of period	$9.83	$8.72	$7.90	$8.50	$6.67

Total return(b)	12.73%	10.38%	(6.73)%	26.99%	24.67%

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)	$19,623	$21,361	$24,560	$31,889	$29,011
Ratio of operating expenses to average net assets	3.00%	3.00%	3.00%	3.00%	3.00%
Ratio of net investment loss to average net assets	(2.84)%	(2.26)%	(2.93)%	(2.77)%	(2.72)%
Portfolio turnover rate	56%	60%	89%	56%	43%
Ratio of operating expenses to average net assets without expense reimbursements	3.97%	3.59%	3.57%	3.90%	3.85%

(a)	The Fund commenced operations on October 17, 2000.
(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

Munder Internet Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares
	Year Ended June 30,
	2007(b)	2006(b)		2005(b)	2004(b)	2003(b)
Net asset value, beginning of period	$19.29	$17.70		$18.53	$14.58	$10.66

Income/(loss) from investment operations:
Net investment loss	(0.37)	(0.24)		(0.31)	(0.40)	(0.30)
Net realized and unrealized gain/(loss) on investments	4.49	1.75		(0.52)	4.35	4.22

Total from investment operations	4.12	1.51		(0.83)	3.95	3.92

Short-term trading fees	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)	—

Voluntary contribution from Advisor	—	0.08		—	—	—

Net asset value, end of period	$23.41	$19.29		$17.70	$18.53	$14.58

Total return(d)	21.41%	9.11	%(e)	(4.59)%	27.09%	36.77%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$392,918	$445,453		$358,457	$362,780	$335,313
Ratio of operating expenses to average net assets	2.33%	2.18%		2.29%	2.47%	3.04%
Ratio of net investment loss to average net assets	(1.83)%	(1.19)%		(1.75)%	(2.36)%	(2.80)%
Portfolio turnover rate	62%	82%		72%	43%	40%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	2.33%	2.18%		2.31%	2.55%	3.16%

(a)	Class A Shares of the Fund commenced operations on August 19, 1996.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Amount is less than $0.005 per share.
(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 8.65% for Class A Shares.

APPENDIX C

ADDITIONAL INFORMATION ABOUT THE PURCHASE, SALE OR EXCHANGE OF INTERNET FUND SHARES AND OTHER INFORMATION ABOUT THE INTERNET FUND

The information in this Appendix C describes in greater detail certain information about Class A shares of the Internet Fund and other Munder Funds. It does not provide similar information for the @Vantage Fund.

HOW TO OBTAIN MORE INFORMATION ABOUT THE @VANTAGE FUND

If you wish to obtain similar information about the @Vantage Fund, you may obtain the SAI for the @Vantage Fund, its Annual and Semi-Annual Reports and material incorporated by reference without charge by calling the @Vantage Fund toll-free at 1-888-832-4386. To request other information about the @Vantage Fund and to make shareholder inquiries, please call your financial intermediary or the @Vantage Fund.

PURCHASE INFORMATION FOR CLASS A SHARES OF THE INTERNET FUND

Who May Purchase Shares

All investors are eligible to purchase Class A shares.

The Internet Fund also offers other classes of shares. Each class has different sales charges, expenses and performance. For information regarding the Internet Fund’s other share classes, call (800) 438-5789.

Methods for Purchasing Shares

Investors may purchase Munder Fund shares through one of the following means:

Through a Broker, Financial Intermediary and/or Financial Institution

Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Internet Fund’s distributor can sell you shares of the Internet Fund. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail

For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares.

For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.

By Wire

For new accounts, you must complete, sign and mail an Account Application to the Munder Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

Wire Instructions

Bank ABA/Routing #: 031000053

Bank Account Number: 8606905396

Bank Account Name: The Munder Funds

RFB: (Fund Name and Class)

OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer (EFT)

For new accounts, you must complete, sign and mail to the Munder Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by EFT.

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Munder Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or visit www.munder.com to establish an Internet login and password for online transactions.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)

Under an AIP, you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

Policies for Purchasing Shares

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Munder Funds must obtain the following information for each person that opens a new account:

-	Name;

-	Date of birth (for individuals);

-	Residential or business street address (although post office boxes are still permitted for mailing); and

-	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Munder Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity is verified. We may also close your account or take other appropriate action if we are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the net asset value (“NAV”) next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Fund any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed for this reason.

Investment Minimums

With respect to any Class A shares account, except as described below, each individual investor must make the applicable minimum investment in each Fund selected for the account, even if the investment is made through a group or omnibus account. In the case of group or omnibus accounts, the Munder Funds may be limited in its ability to monitor applicable minimums, but expect that financial intermediaries or third-party administrators investing on behalf of their clients through group or omnibus accounts will comply with the Munder Funds’ investment requirements (as specified in the then current prospectuses) including applicable initial investment minimums.

Except as provided below, the minimum initial investment for Class A shares is $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts (IRAs), Education Savings Accounts (ESAs), 403(b), Uniform Gifts to Minors Act (UGMA) and Uniform Transfer to Minors Act (UTMA) accounts is $500. Subsequent investments of less than $50 per Fund for all account types may be refused. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Investment minimums do not apply to purchases made through eligible retirement plans (or similar group accounts) or eligible wrap-fee programs (or similar programs). For this purpose, “eligible retirement plans and other similar group accounts” are those for which recordkeeping and/or administrative services are being provided by a financial intermediary or third-party administrator to underlying interest holders in the Munder Funds pursuant to a written agreement with the Munder Funds whose terms have been negotiated pursuant to procedures adopted by the Munder Funds Board of Trustees. “Eligible wrap-fee and similar programs” are those which have been approved by an officer of the Munder Funds.

We reserve the right to waive any investment minimum if the Munder Funds determine that doing so would result in a benefit to Fund shareholders.

Where operational limitations restrict the ability of the Munder Funds to enforce certain exemptions from the investment minimums, particularly with respect to trades processed through financial intermediaries or omnibus account arrangements, application of the investment minimums will vary.

Accounts Below Minimums

For each account that you own, if your investment in Class A shares of a Munder Fund does not meet the applicable account minimum, or you cease AIP contributions before reaching the applicable account minimum, you may increase your balance to that level (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6.

Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.

We reserve the right, in our sole discretion, to waive the imposition of this fee.

We further reserve the right, upon 30 days’ advance written notice, to redeem your Class A shares account (and forward the redemption proceeds to you) if its value is below the applicable minimum. You will have the option to increase the value of your account upon receipt of such notice. Any otherwise applicable contingent deferred sales charge (CDSC) may be applied if we redeem your account. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 30 days of your purchase.

Timing of Orders

Purchase orders must be received by the Munder Funds or an authorized agent of the Munder Funds, such as the Munder Funds’ distributor or transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.

APPLICABLE SALES CHARGES

Access to the following information is available through the Munder Funds website at www.munder.com under the “Sales Charges and Fees” link on the Internet Fund’s Profile Page.

Front-End Sales Charge—Class A Shares

You can purchase Class A shares at the offering price, which is the NAV plus an initial sales charge. Shares purchased through reinvestment of distributions are not subject to a sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

	Sales Charge* as a Percentage of
	Offering Price %		Net Amount Invested %
Less than $25,000	5.50		5.82
$25,000 but less than $50,000	5.25		5.54
$50,000 but less than $100,000	4.50		4.71
$100,000 but less than $250,000	3.50		3.63
$250,000 but less than $500,000	2.50		2.56
$500,000 but less than $1,000,000	1.50		1.52
$1,000,000 or more	None	**	None	**

*	Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages

**	No initial sales charge applies on investments of $1 million or more; however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.

Sales Charge Waivers and Reductions—Class A Shares

General

We will waive the initial sales charge on Class A shares for the following types of purchasers:

1.	investors that have an investment account with the Fund’s investment advisor;

2.	full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers, and immediate family members of the foregoing persons;

3.	registered broker-dealers or financial intermediaries that have entered into selling agreements with the Fund’s distributor, if the shares are (a) purchased for their own accounts, (b) purchased for retirement plans of their employees or (c) sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;

4.	qualified employee benefit plans, employer-sponsored retirement plans and other employer-sponsored plans or accounts that meet certain criteria established by the Fund;

5.	individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment advisor;

6.	individuals who reinvest the proceeds of redemptions from Class Y or Class I shares of another Munder Fund within 60 days of redemption;

7.	banks, trust companies and other financial institutions that trade for the accounts of their clients through the NSCC’s Trust Fund/SERV system;

8.	fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients; and

9.	qualified education savings plans established in accordance with Section 529 of the Internal Revenue Code.

You should inform the Munder Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies. The Munder Funds or your broker or other financial intermediary may request additional information in order to verify your eligibility for the waiver.

For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions

You may qualify for reduced sales charges in the following cases:

Letter of Intent

If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.

To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a certain amount over a 13-month period. Any sales charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Munder Funds that you have a Letter of Intent each time you make an investment.

Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made.

Right of Accumulation

For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, you may add to the amount of your purchase the market value of any class of shares of non-money market Munder Funds (regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. When calculating the sales charge, you may also combine purchases of any class of shares of non-money market Munder Funds that are made by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary.

If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.

Additional Information

In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you should inform the Munder Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales charge reduction. You also may need to provide the Munder Funds or your broker or other financial intermediary information such as account statements in order to verify your eligibility for the sales charge reduction. This may include, if applicable, information or records regarding:

-	shares of the Munder Fund(s) held in all accounts you may have with a broker or another financial intermediary; and

-	shares of the Munder Fund(s) held at any financial intermediary in accounts of family members, such as your spouse or minor children.

For further information on sales charge reductions, call (800) 438-5789.

CDSCs

You are subject to a CDSC when you redeem Class A shares purchased within one year of redemption as part of an investment of $1 million or more if a sales commission was paid at the time of investment; or

These time periods include the time you held Class A shares of another Munder Fund which you may have exchanged for Class A shares of the Internet Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.

The CDSC for Class A shares, if applicable, is 1.00%.

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

REDEMPTION INFORMATION

Methods for Redeeming Shares

Shareholders may redeem Munder Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Munder Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone

If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Munder Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Munder Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet

If you did not decline the online redemption privilege on your Account Application and you have established an internet Personal Identification Number (PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com. To establish an Internet login and password, please visit www.munder.com.

As with redemptions by telephone, the Munder Funds must receive an online redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)

If you have an account value of $5,000 or more in a Fund, you may redeem Class A shares on a monthly or quarterly basis. For IRA or 403(b) accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Munder Funds. You may change or cancel a SWP at any time upon notice to the Munder Funds. If you pay a sales charge on the purchase of Class A shares, you should not participate in a SWP. In addition, any applicable CDSC will be charged upon redemption of Class A shares.

Policies for Redeeming Shares

Where Proceeds Are Sent

In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these methods.

Short-Term Trading Fee

A short-term trading fee may apply to redemptions of shares made within 30 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fee” for more information.

Please see the SAI for information about the tax aspects of the short-term trading fee.

Medallion Signature Guarantee

For your protection, a medallion signature guarantee is required for the following Class A redemption requests:

-	redemption proceeds greater than $50,000;

-	redemption proceeds not being made payable to the record owner of the account;

-	redemption proceeds not being mailed to the address of record on the account;

-	redemption proceeds being mailed to address of record that has changed within the last 30 days;

-	redemption proceeds being transferred to another Munder Fund account with a different registration;

-	change in ownership or registration of the account; or

-	changes to banking information without a voided check being supplied.

We reserve the right to require a medallion signature guarantee for other types of redemption requests.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Financial Institutions

Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties

During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.

EXCHANGE INFORMATION

Methods for Exchanging Shares

Shareholders may exchange Munder Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Munder Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

By Telephone

If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Munder Funds a Telephone Transaction Authorization Form. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Munder Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

By Internet

If you did not decline the online exchange privilege on your Account Application and you have established an internet Personal Identification Number (PIN), you may exchange shares by clicking on Account Access at www.munder.com. To establish an Internet login and password, please visit www.munder.com.

The Munder Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

Policies for Exchanging Shares

-	You may exchange your Internet Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

-	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange. When Class A shares of the Fund that were issued without the imposition of a sales charge are exchanged for Class A shares of another Munder Fund, you must pay any applicable sales charge at the time of the exchange unless you otherwise qualify for a waiver of the sales charge.

-	Class A shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

-	A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

-	Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

-	Brokers or financial intermediaries may charge you a fee for handling exchanges.

-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

Short-Term Trading Fee

A short-term trading fee may apply to exchanges of shares made within 30 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fee” for more information. Please see the SAI for information about the tax aspects of the short-term trading fee.

Additional Policies for Purchases, Exchanges and Redemptions

-	We consider purchase, exchange or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds.

-	At any time, we may change any of our purchase, redemption or exchange practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (“SEC”).

-	To limit the Munder Funds’ expenses, we no longer issue share certificates.

-	We may temporarily stop redeeming shares if:

(i)	the NYSE is closed;

(ii)	trading on the NYSE is restricted;

(iii)	an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

(iv)	the SEC orders the Fund to suspend redemptions.

-	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Munder Funds, Munder Capital Management, the Munder Funds’ distributor nor the Munder Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-	If you purchased shares directly from the Munder Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	Brokers, financial intermediaries and other financial institutions may charge their customers a processing fee in connection with the purchase or redemption of Fund shares.

-	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check.

-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.

DISTRIBUTION AND SERVICE FEES

Distribution and Service Plan Fees

The Internet Fund has a Distribution and Service Plan with respect to its Class A shares. The Plan permits the Fund to pay distribution and other fees for the sale of Class A shares and for services provided to shareholders of Class A shares.

Payments made under the Plan by Class A shares are made pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Internet Fund may pay up to 0.25% of the average daily net assets of the Fund attributable to Class A shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services.

Because the fees are paid out of the Internet Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A shares of the Fund, and may cost you more than paying other types of sales charges.

Other Payments to Third Parties

In addition to paying fees under the Internet Fund’s Distribution and Service Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor, for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Internet Fund’s advisor or distributor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

In addition, while the Internet Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read “Additional Compensation Paid to Intermediaries” in the Statement of Additional Information.

From time to time, the Internet Fund’s advisor or distributor may also pay non-cash compensation to the sales representatives of intermediaries in the form of

(i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.

VALUING FUND SHARES

The Internet Fund’s NAV is calculated each day on which the New York Stock Exchange (NYSE) is open. The NAV per share is the value of a single Fund share. The Fund calculates NAV separately for each class. NAV is calculated by:

(1)	taking the total value of the Fund’s assets allocated to a particular class of shares,

(2)	subtracting the liabilities and expenses charged to that class, and

(3)	dividing that amount by the total number of shares of that class outstanding.

The Internet Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the Fund will accelerate its NAV calculation and transaction deadlines to that time.

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. The Internet Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Because foreign markets may be open at different times and on different days than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell their shares. Foreign currencies, investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of 4:00 p.m. (Eastern Time).

Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities (other than depositary receipts) are valued at the mean of the bid and asked prices, and depositary receipts are valued based on the underlying security’s value and relevant exchange rate. Fixed income securities are generally valued at an evaluated bid price, which is determined based on an analytical pricing model (such as matrix pricing) commonly used for valuing such securities. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, which approximates current market value, unless the Board of Trustees determines that such valuation does not constitute fair value at that time. The value of the securities of other open-end funds held by the Internet Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

Securities that are primarily traded on foreign securities exchanges may also be subject to fair valuation should a significant event occur subsequent to the close of the foreign securities exchanges. In the event of a significant change in the value of U.S. equity markets, as represented by the S&P 500 Index or other appropriate benchmark, following the close of the overseas exchange or markets for the securities in which the Internet Fund invests, an adjustment to the value of the Fund or one or more securities held by the Fund may be applied in accordance with procedures approved by the Munder Funds Board of Trustees. The Internet Fund may also fair value its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to assure the Fund’s NAV appropriately reflects securities’ values at the time of pricing.

Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country specific information. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Internet Fund’s NAV. In the case of the Fund’s holdings of certain illiquid securities (such as venture capital fund holdings), the Fund may not be able to dispose of such securities when it wishes to, or may be able to do so only at a disadvantageous price. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. Investors should be aware that situations involving uncertainties as to the value of these investments could have an adverse effect on the Fund’s net asset value if fair valuation judgments should prove to be incorrect.

In accordance with procedures established by the Board of Trustees to fair value the Internet Fund’s securities, MCM has established a pricing committee to serve as its formal oversight body for the valuation of the Fund’s securities. Any determinations of the pricing committee made during a quarter will be reviewed by the Munder Funds Board of Trustees at the next regularly scheduled quarterly meeting of the Board.

DISTRIBUTIONS

As a shareholder, you are entitled to your share of the Internet Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Internet Fund declares and pays dividend distributions, if any, at least annually.

The Internet Fund distributes its net realized capital gains, if any, at least annually.

It is possible that the Internet Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

The Internet Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your Account Application or notify the Munder Funds by calling (800) 438-5789.

FEDERAL TAX CONSIDERATIONS

Investments in the Internet Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

Taxes on Distributions

You will generally have to pay federal income tax on all Internet Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Recently enacted tax legislation (which is currently scheduled to expire after 2010) generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on certain corporate stock. A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

Taxes on Sales or Exchanges

If you sell shares of the Internet Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to certain restrictions, recognize a taxable loss on the sale of shares of the Fund.

Other Considerations

If you buy shares of the Internet Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Munder Funds must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

SHAREHOLDER PRIVILEGES

Reinstatement Privilege

For 60 days after you sell Class A shares of the Internet Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge), provided that such Class A shares are held in an account registered in the same name as the account from which the shares were redeemed. You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial intermediary must notify the Fund at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES AND SHORT-TERM TRADING FEE

Policies and Procedures

The Munder Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of the Internet Fund’s shares may dilute the value of shares held by long-term investors.

Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Munder Funds investing in securities that are thinly traded, trade infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.

The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Munder Funds will seek to apply these policies and procedures as uniformly as practicable.

The Munder Funds’ policies and procedures for identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Munder Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Munder Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.

The Munder Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Munder Funds (other than a money market funds) also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.

Although the Munder Funds use a variety of methods to detect and deter excessive trading or market timing, the Munder Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Munder Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Munder Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Munder Funds are able to identify market timing or excessive trading in these accounts, the Munder Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. However, there is no guarantee that this goal will be achieved. Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

Short-Term Trading Fee

Consistent with the Munder Funds’ policies and procedures, we may apply a 2% short-term trading fee if you redeem or exchange shares of the Internet Fund within 30 days of purchase. The fee will be applied based on net assets at the time of the transaction. Any applicable short-term trading fee is paid directly to the Fund from which you redeem or exchange your shares in order to, among other things, offset the costs of buying and selling securities. The fee, which is intended to discourage short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.

The Munder Funds will seek to apply short-term trading fees as uniformly as possible. Where operational limitations restrict the ability of the Munder Funds to impose short-term trading fees or apply certain exemptions from the fees, particularly with respect to trades processed through financial intermediaries or omnibus account arrangements, application of short-term trading fees will vary. To the extent feasible, the following types of transactions will be exempt from short-term trading fees: shares purchased through the automatic reinvestment of dividend and capital gain distributions; shares redeemed to pay account-related fees; shares purchased through an automatic investment program or similar periodic investment plan; transactions associated with the automatic rebalancing of an account; shares purchased as a result of an employer contribution to a qualified retirement plan account; shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement; shares redeemed from a shareholder account for which the identity of the shareholder could not be determined within reasonable time after the account was opened; shares redeemed pursuant to a systematic withdrawal plan or similar periodic withdrawal plan; shares redeemed as part of a loan or hardship withdrawal from a qualified plan; shares redeemed to repay a loan from a qualified retirement account; shares redeemed for payment of involuntary fees; shares redeemed as part of a required distribution from a qualified retirement plan or IRA; shares redeemed upon the death or disability of an owner of record of an account; and any other involuntary redemption and/or exchange transactions, including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Fund by the Board of Trustees.

Accounts exempt from the imposition of short-term trading fees are: accounts held through omnibus and plan level retirement accounts for which third-party recordkeepers do not assess redemption fees on such accounts; accounts that hold omnibus share positions for the dealer, and the underlying dealer customer accounts, for which the dealer does not assess redemption fees on such accounts; accounts for which the beneficial owner is an asset allocation fund of funds (or similar pooled investment vehicle) that rebalances no more frequently than quarterly; and wrap fee program accounts for which the program sponsor has entered into a form of fee waiver agreement with the Fund. In addition, we reserve the right to waive the short-term trading fees in certain limited circumstances where the Fund determines the transaction does not pose the risks that the Munder Funds’ policies and procedures are designed to mitigate. Such waivers are subject to the advance written approval of two officers of the Munder Funds and are reported to the Board of Trustees.

PUBLICATION OF PORTFOLIO HOLDINGS

The Internet Fund publishes a complete list of its portfolio holdings as of the end of each calendar month not earlier than 30 days after the end of such month on the Munder Funds website (www.munder.com) under the “All Holdings” link on the Fund’s Profile Page. The three most recent previously published month-end portfolio holdings lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on the Fund’s Profile Page relating to its portfolio holdings (e.g., top 10 holdings, sector information and other portfolio characteristic data) as of the end of the calendar month not earlier than 15 days after the end of such month. A description of the Munder Funds’ policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

APPENDIX D

MUNDER SERIES TRUST

THE MUNDER @VANTAGE FUND

AGREEMENT AND PLAN OF REORGANIZATION, LIQUIDATION, DEREGISTRATION, TERMINATION, AND DISSOLUTION

THIS AGREEMENT AND PLAN OF REORGANIZATION, LIQUIDATION, DEREGISTRATION, TERMINATION, AND DISSOLUTION (“Agreement”) is made as of this 14th day of August, 2007, by Munder Series Trust (“MST”), a Delaware statutory trust with its principal place of business at 480 Pierce Street, Birmingham, Michigan 48009, on behalf of the Munder Internet Fund (“Acquiring Fund”), a separate series of MST, and by the Munder @Vantage Fund (“Acquired Fund”), a Delaware statutory trust with its principal place of business at 480 Pierce Street, Birmingham, Michigan 48009.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (“Code”). The reorganization and liquidation will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of beneficial interest of Class A shares of the Acquiring Fund (“Acquiring Fund Shares”) for the single class of outstanding shares of beneficial interest of the Acquired Fund (“Acquired Fund Shares”), as described herein, (2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (3) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquiring Fund is a series of MST, a registered investment company classified as a management investment company of the open-end type under the Investment Company Act of 1940 (“1940 Act”);

WHEREAS, the Acquired Fund is a Delaware statutory trust duly organized as a closed-end management investment company under the 1940 Act, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, following the Reorganization, the Acquired Fund will deregister as an investment company in accordance with the rules and regulations of the Securities and Exchange Commission (“Commission”) and thereafter voluntarily terminate the Acquired Fund and dissolve it in accordance with the laws of the State of Delaware and the Acquired Fund’s Declaration of Trust;

WHEREAS, the Trustees of MST have determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Trustees of the Acquired Fund have determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND’S SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

Subject to requisite approvals of the shareholders of the Acquired Fund and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of the property and assets of the Acquired Fund, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefore to: (i) deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares corresponding to the value of the Acquired Fund Shares as of the time and date set forth in paragraph 3.1 determined by dividing the value of the Acquired Fund’s net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 (“Closing Date”).

The property and assets attributable to the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property and assets, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Valuation Date as defined in paragraph 2.1 (collectively, “Assets”). The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund any rights, stock dividends, or other securities, if any, received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the Assets transferred, which rights, stock dividends, and other securities shall be deemed included in the Assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid and/or have not been received by the Acquired Fund as of the Closing Date shall be included in the determination of the value of the Assets acquired by the Acquiring Fund.

The Acquired Fund will make reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Date. The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain (after reduction for any available capital loss carryover), if any, for the current taxable year through the Closing Date.

Immediately following the actions contemplated by paragraph 1.1, the Trustees of the Acquired Fund shall take such actions necessary to complete the liquidation of the Acquired Fund. To complete the liquidation, the Trustees, on behalf of the Acquired Fund, shall (a) distribute to the Acquired Fund’s shareholders of record as of the Closing as defined in paragraph 3.1 (“Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1 and (b) completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to the Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund Shares owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with the Reorganization.

Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s Transfer Agent, as defined in paragraph 3.3 hereof.

Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Commission, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

As promptly as practicable following the Reorganization, the Acquired Fund will take all necessary action to effect its deregistration as an investment company in accordance with the rules and regulations of the Commission and shall subsequently voluntarily terminate the Acquired Fund and dissolve it in accordance with the requirements of the laws of the State of Delaware and the Acquired Fund’s Declaration of Trust.

2. VALUATION

The value of the Assets shall be the value of such Assets as of the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being also referred herein as the “Valuation Date”), computed using the valuation procedures set forth in Acquired Fund’s then-current prospectus and statement of additional information, each as may be supplemented, and valuation procedures established by the Acquired Fund’s Board of Trustees.

The net asset value of an Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund’s then-current prospectus and statement of additional information, each as may be supplemented, and valuation procedures established by MST’s Board of Trustees.

The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s Assets shall be determined by dividing the value of the net Assets with respect to the single class of outstanding shares of beneficial interest of Acquired Fund Shares determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of Acquiring Fund Shares, determined using the same valuation procedures referred to in paragraph 2.2.

All computations of value shall be made by State Street Bank and Trust Company, in its capacity as sub-administrator for MST and the Acquired Fund, and shall be subject to confirmation by Munder Capital Management (“MCM”), the administrator for MST as well as the Acquired Fund.

3. CLOSING AND CLOSING DATE

The Closing Date shall be December 7, 2007, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of MST.

The Acquired Fund shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund (“Custodian”), to deliver to MST at the Closing a certificate of an authorized officer of the Custodian stating that (i) the Assets have been delivered in proper form to the Acquiring Fund within five (5) business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund, as the Custodian also serves as the custodian for the Acquiring Fund. Such presentation shall be made for examination no later than five (5) business days preceding the Closing Date, and such certificates and other written instruments shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository, as defined in Rule 17f-4 under 1940 Act, in which the Acquired Fund’s Assets are deposited, the Acquired Fund’s Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds on the Closing Date.

The Acquired Fund shall direct PFPC, Inc., in its capacity as transfer agent for the Acquired Fund (“Transfer Agent”), to deliver to MST at the Closing a certificate of an authorized officer of the Transfer Agent stating that its records contain the names and addresses of each Acquired Fund Shareholder and the number and percentage ownership of Acquired Fund Shares owned by each such Acquired Fund Shareholder immediately prior to the Closing. The Secretary of MST shall confirm that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing MST shall execute such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as necessary to effect the Reorganization.

In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of MST and the Board of Trustees of the Acquired Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first reasonably practicable Friday that is also a business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4. SHAREHOLDER MEETING AND TERMINATION OF ACQUIRED FUND

The Acquired Fund agrees to call a meeting of its shareholders, to consider (a) transferring its Assets to the Acquiring Fund as herein provided, (b) adopting this Agreement, and (c) authorizing the liquidation, deregistration and dissolution of the Acquired Fund.

The Acquired Fund agrees that as soon as reasonably practicable after distribution of the Acquiring Fund Shares, the Acquired Fund shall (a) deregister as an investment company in accordance with the rules and regulations of the Commission, (b) thereafter voluntarily terminate and dissolve in accordance with the Delaware Statutory Trust Act and the Acquired Fund’s Declaration of Trust; (c) take such further actions in connection therewith as required by applicable law, and (d) on and after the Closing Date the Acquired Fund shall not conduct any business except in connection with its deregistration, termination and dissolution.

5. REPRESENTATIONS AND WARRANTIES

Except as has been fully disclosed to the Acquiring Fund prior to the date of this Agreement in a written instrument executed by an officer of the Acquired Fund, the Acquired Fund represents and warrants to the Acquiring Fund as follows:

(a) The Acquired Fund is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under the Acquired Fund’s Declaration of Trust, as amended from time to time, to own all of its Assets and to carry on its business as it is now being conducted;

(b) The Acquired Fund is duly organized as a closed-end management investment company registered under the 1940 Act and the registration of the Acquired Fund’s Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act and state securities laws;

(d) The current prospectus and statement of additional information of the Acquired Fund, as modified by any information provided to shareholders in a subsequent annual or semi-annual report of the Acquired Fund pursuant to Rule 8b-16(b) of the 1940 Act, copies of which have been furnished to the Acquiring Fund, did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Valuation Date, the Acquired Fund will have good and marketable title to the Assets of the Acquired Fund and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act;

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of its Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound;

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures, and forward contracts), including any commitments with respect to additional capital contributions to be made in connection with any of the Fund’s holdings of “private investment funds” (as that term is used in the Fund’s then-current prospectus and statement of additional information), will be terminated or otherwise extinguished without liability to the Acquired Fund on or prior to the Closing Date;

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the knowledge of the Acquired Fund, threatened against the Acquired Fund, with respect to the Acquired Fund or any of its properties or Assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at June 30, 2007 have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j) Since June 30, 2007, there has not been any material adverse change in the Acquired Fund’s financial condition, Assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness other than in the ordinary course in accordance with the Acquired Fund’s investment restrictions. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(k) On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best knowledge of the Acquired Fund, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (after reduction for any available capital loss carryover) for the period ending on the Closing Date;

(m) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares;

(n) The execution, delivery and performance of this Agreement and the transactions contemplated herein have been duly authorized by all necessary action, if any, on the part of the Trustees of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o) The information to be furnished by the Acquired Fund for use in registration statements, proxy statements and other documents filed or to be filed with any Federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p) The combined proxy statement and prospectus (“Proxy Statement”) to be included in the Registration Statement referred to in paragraph 6.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

Except as has been fully disclosed to the Acquired Fund prior to the date of this Agreement in a written instrument executed by an officer of MST, MST, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(q) The Acquiring Fund is duly organized as a series of MST, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, with power under MST’s Declaration of Trust, as amended from time to time to own all of its properties and assets and to carry on its business as it is now being conducted;

(r) MST is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Class A, Class B, Class C, Class K, Class R and Class Y Acquiring Fund Shares under the 1933 Act, is in full force and effect;

(s) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

(t) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(u) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of MST’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which MST, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which MST, on behalf of the Acquiring Fund, is a party or by which it is bound;

(v) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against MST, with respect to the Acquiring Fund or any of the Acquiring Fund’s properties or assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. MST, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated;

(w) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at June 30, 2007 have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(x) Since June 30, 2007, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness other than in the ordinary course in accordance with the Acquiring Fund’s investment restrictions. For purposes of this subparagraph (h), a decline in net asset value per share of the Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

(y) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best knowledge of MST, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(z) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its Federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

(aa) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by MST and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other applicable state and federal securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(bb) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund;

(cc) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action, if any, on the part of the Trustees of MST, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of MST, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(dd) The information to be furnished by the Acquiring Fund for use in the registration statements, proxy statements and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto;

(ee) The Proxy Statement to be included in the Registration Statement referred to in paragraph 6.6, (and any amendment or supplement thereto), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the Registration Statement and through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (o) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provision of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

6. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

The Acquired Fund will (a) send appropriate notification to its shareholders regarding the transactions contemplated by this Agreement, and (b) call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

6.4 The Acquired Fund covenants that, prior to the Closing Date, it will take all actions necessary and appropriate to dispose of all portfolio holdings that are deemed to be “private investment funds” (as that term is used in the Fund’s current prospectus and statement of additional information).

Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

The Acquiring Fund will prepare and file a Proxy Statement (referred to in paragraph 5.1(p)) to be included in a Registration Statement on Form N-14 (“Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act. The Acquired Fund will provide to the Acquiring Fund such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

The Acquiring Fund and the Acquired Fund each shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

The Acquired Fund shall execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as may be necessary or desirable in order to (i) vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the title and possession of MST, on behalf of the Acquiring Fund, of all the Assets and (ii) to otherwise to carry out the intent and purpose of this Agreement.

The Acquired Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at the election of its Board of Trustees, to the performance by MST, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

All representations and warranties of MST, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

MST, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities, certified by an officer of the Acquiring Fund, dated as of the Closing Date pursuant to which MST, on behalf of the Acquiring Fund, assumes all of the Liabilities of the Acquired Fund existing on the Valuation Date;

MST, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed by MST’s President or Vice President and its Treasurer or Assistant Treasurer and dated as of the Closing Date to the effect that the representations and warranties of MST, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

MST, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by MST, on behalf of the Acquiring Fund, on or before the Closing Date; and

The number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization shall have been calculated in accordance with paragraph 1.1.

8. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of MST, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at MST’s election, to the performance by the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Assets and Liabilities of the Acquired Fund, as of the Closing Date, certified by the Treasurer of the Acquired Fund;

The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer and dated as of the Closing Date to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

The number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization shall have been calculated in accordance with paragraph 1.1; and

The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

9. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Fund or MST, on behalf of the Acquiring Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Declaration of Trust and By-Laws of the Acquired Fund, applicable Delaware law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, the Acquired Fund may not waive the conditions set forth in this paragraph 9.1;

On the Closing Date no action, suit or other proceeding shall be pending or, to the knowledge of MST and/or the Acquired Fund, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by MST and by the Acquired Fund, to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund;

The Registration Statement shall have become effective under the 1933 act and no stop orders suspending the effectiveness thereof shall have been issued and,

to the best knowledge of the parties hereto, no investigation or proceedings for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

MST and the Acquired Fund shall have received the opinion of Dechert LLP, counsel to MST and the Acquired Fund, addressed to MST and to the Board of Trustees of the Acquired Fund, respectively, substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert LLP, counsel to MST and to the Acquired Fund, of representations it shall request of MST and of the Acquired Fund. Notwithstanding anything herein to the contrary, MST and the Acquired Fund may not consummate the transactions contemplated by this Agreement if this condition is not satisfied.

10. INDEMNIFICATION

MST, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Funds may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the Acquiring Fund is not in violation of any applicable law.

The Acquired Fund, out of its Assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the Acquired Fund is not in violation of any applicable law.

11. BROKERAGE FEES AND EXPENSES

The Acquired Fund and MST, on behalf of the Acquiring Fund, represent and warrant that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein other than any brokerage fees and expenses in connection with the Reorganization as set forth in paragraph 11.2.

The expenses relating to the proposed Reorganization will be borne solely by MCM and its affiliates. No such expenses shall be borne by the Acquired Fund or the Acquiring Fund, except for brokerage fees and expenses incurred in connection with the Reorganization, including without limitation any fees and expenses incurred by the Acquired Fund in connection with disposing of its holdings of private investment funds pursuant to paragraph 6.4 of this Agreement. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation and filing of the Registration Statement, printing and distribution of the Proxy Statement, legal fees, accounting fees, securities registration fees, and expenses of holding shareholder meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

12. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

MST, on behalf of the Acquiring Fund, and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Acquiring Fund and the Acquired Fund with respect to the Reorganization.

The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of the Acquired Fund and Acquiring Fund in Section 10 shall survive the Closing.

13. TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of MST’s Board of Trustees and/or the Acquired Fund’s Board of Trustees, at any time prior to the Closing Date, if circumstances should develop that, in its opinion, make proceeding with the Agreement inadvisable.

14. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of MST and the officers of the Acquired Fund provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Acquired Fund pursuant to paragraph 6.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

15. HEADINGS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

[Signatures Appear on the Following Page]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

MUNDER SERIES TRUST, on behalf of its MUNDER INTERNET FUND series

By:	/s/ STEPHEN J. SHENKENBERG
Name:	Stephen J. Shenkenberg
Title:	Vice President, Secretary & CCO

THE MUNDER @VANTAGE FUND

By:	/s/ STEPHEN J. SHENKENBERG
Name:	Stephen J. Shenkenberg
Title:	Vice President, Secretary & CCO

With respect to Paragraph 11.2 of this Agreement, Accepted and Acknowledged by:

MUNDER CAPITAL MANAGEMENT

By:	/s/ PETER K. HOGLUND
Name:	Peter K. Hoglund
Title:	Managing Director, CAO

PART B

MUNDER SERIES TRUST

Munder Internet Fund

Statement of Additional Information

September 27, 2007

Acquisition of the Assets and Assumption of Liabilities of Munder @Vantage Fund (“@Vantage Fund”) 480 Pierce Street, Birmingham, MI 48009	By and in Exchange for Shares of Munder Internet Fund (“Internet Fund”) (a series of Munder Series Trust) 480 Pierce Street, Birmingham, MI 48009

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated September 27, 2007, relating specifically to the proposed transfer of all of the assets of the @Vantage Fund to the Internet Fund and the assumption of all the liabilities of the @Vantage Fund in exchange for Class A shares of the Internet Fund having an aggregate value equal to those of the @Vantage Fund (“Reorganization”). To obtain a copy of the Proxy Statement/Prospectus, please write to Munder Series Trust, 480 Pierce Street, Birmingham, MI 48009 or call (800) 468-6337. The Reorganization will be pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information incorporates by reference the following described documents, each of which accompanies this Statement of Additional Information:

(1)	Statement of Additional Information of @Vantage Fund dated January 9, 2004 (previously filed on EDGAR, Accession No: 0001193125-04-002823); and

(2)	Annual Report to Shareholders of @Vantage Fund for the period ended June 30, 2007 (previously filed on EDGAR, Accession No: 0000950124-07-004658); and

(4)	Statement of Additional Information of Munder Series Trust dated October 31, 2006 (previously filed on EDGAR, Accession No: 0001193125-06-216910), as amended and restated June 27, 2007 (previously filed on EDGAR, Accession No.: 0001193125-07-144140); and

(5)	Annual Report to Shareholders of Internet Fund (Class A, B, C, K, R and Y shares) for the period ended June 30, 2007 (previously filed on EDGAR, Accession No: 0000950124-07-004656).

No pro forma financial statements required by Rule 11-01 of Regulation S-X are provided because, as of September 14, 2007, the net asset value of the @Vantage Fund did not exceed 10% of the Internet Fund’s net asset value.

Part B	1

Form of PROXY CARD

THE MUNDER @VANTAGE FUND

SPECIAL MEETING OF SHAREHOLDERS DECEMBER 6, 2007

This Proxy is Solicited on Behalf of the Munder Funds Board of Trustees.

The undersigned revoke(s) all previous proxies and appoint(s) Stephen J. Shenkenberg, Melanie Mayo West or Amy D. Eisenbeis or any one of them, attorneys, with full power of substitution to vote all shares of the Munder @Vantage Fund (“Fund”) that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Munder Capital Management, 480 Pierce Street, Birmingham, Michigan 48009, on Thursday, December 6, 2007 at 1:00 p.m. Eastern time (the “Meeting”), and at any adjournments or postponements thereof.

Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

[ADDRESS]	Your vote is important, no matter how many shares you own.

The matter that we are submitting for your consideration is significant to the Fund and to you as a Fund shareholder. Please take the time to read the Proxy Statement and cast your vote using any of the methods described below.

Fold Here

PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS PROXY AND RETURN

PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED. OTHERWISE, PLEASE

VOTE BY ONE OF THE CONVENIENT METHODS LISTED BELOW.

VOTING ON THE INTERNET

- Log on to XXXXXXX.com.

- You will need the Control Number and Check Digit found on the bottom of this card.

- Follow the on-screen instructions.

- Please do not return this paper ballot if you vote online.

Note: Please sign your name exactly as it appears in the registration. If shares are held in the name of two or more persons, in whatever capacity, only ONE need sign. When signing in a fiduciary capacity, such as executor or attorney, please so indicate. When signing on behalf of a partnership or corporation, please indicate title.

VOTING BY PHONE

- Call toll-free 1-XXX-XXX-XXXX.

- You will need the Control Number and Check Digit found on the bottom of this card.

- Follow the instructions.

- Please do not return this paper ballot if you vote by phone.

Signature Date Signature (if held jointly) Date

Control Number: 1234567890	Check Digit: 12345

Munder @Vantage Fund	Proxy Card

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. As to any other matter, said attorneys will vote in accordance with their best judgment. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. EXAMPLE: [FILLED BOX]

	FOR	AGAINST	ABSTAIN

1.      To approve an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets of the Munder @Vantage Fund by the Munder Internet Fund, a series of Munder Series Trust, in exchange for Class A shares of the Munder Internet Fund and the assumption of all liabilities of the Munder @Vantage Fund by the Munder Internet Fund, and (ii) the subsequent liquidation of the Munder @Vantage Fund, and the liquidation, deregistration, termination, and dissolution of the @Vantage Fund in any event.

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2. To transact such other business as may properly come before the Meeting or any adjournment or postponements thereof.

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TAG ID: 123456789

MUNDER SERIES TRUST

PART C

OTHER INFORMATION

Item 15.	Indemnification

The response to this item is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on July 16, 2007.

Item 16.	Exhibits

(1)	(a)	Declaration of Trust of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 25, 2003.

	(b)	Amended Schedule A dated August 14, 2007 to the Declaration of Trust of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on September 4, 2007.

(2)	By-Laws of the Registrant dated May 16, 2006, are incorporated herein by reference to Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on September 1, 2006.

(3)	Not Applicable.

(4)	Form of Agreement and Plan of Reorganization Filed herewith as Appendix D to the Proxy Statement/Prospectus.

(5)	Not Applicable.

(6)	(a)	Combined Investment Advisory Agreement dated December 29, 2006, among Registrant, Munder Series Trust II (formerly The Munder Framlington Funds Trust), The Munder @Vantage Fund and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on June 15, 2007.

	(b)	Amendment #1 to the Combined Investment Advisory Agreement dated August 14, 2007, among Registrant, Munder Series Trust II, The Munder @Vantage Fund and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 30, 2007.

	(c)	Amendment #2 to the Combined Investment Advisory Agreement dated August 15, 2007, among Registrant, Munder Series Trust II, The Munder @Vantage Fund and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 30, 2007.

(7)	(a)	Combined Distribution Agreement dated August 1, 2007, by and among Registrant, Munder Series Trust II and Funds Distributor, Inc. is incorporated herein by reference to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 30, 2007.

	(b)	Form of Amendment #1 to the Distribution Agreement dated August 14, 2007, among Registrant, Munder Series Trust II and Funds Distributor, Inc. is filed herewith.

(8)	Not Applicable.

Part C	1

(9)	Master Custodian Agreement dated September 26, 2001, by and among The Munder Funds, Inc., The Munder Funds Trust, The Munder Framlington Funds Trust (nka Munder Series Trust II), St. Clair Funds, Inc. and State Street Bank and Trust Company is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 10, 2003.

	(a)	Amendment No. 1 to Master Custodian Agreement dated June 1, 2002, by and among The Munder Funds, Inc., The Munder Funds Trust, The Munder Framlington Funds Trust (nka Munder Series Trust II), St. Clair Funds, Inc. and State Street Bank and Trust Company is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 10, 2003.

	(b)	Amendment No. 2 to Master Custodian Agreement dated April 30, 2003, by and among the Registrant, The Munder Funds, Inc., The Munder Framlington Funds Trust (nka Munder Series Trust II), St. Clair Funds, Inc. and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on June 26, 2003.

	(c)	Amendment No. 3 to Master Custodian Agreement dated June 13, 2003, by and among the Registrant, The Munder Funds, Inc., The Munder Framlington Funds Trust (nka Munder Series Trust II), St. Clair Funds, Inc. and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 25, 2003.

	(d)	Amendment No. 4 to Master Custodian Agreement dated June 13, 2003, by and among the Registrant, The Munder Funds, Inc., The Munder Framlington Funds Trust (nka Munder Series Trust II) and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 28, 2004.

	(e)	Amendment No. 5 to Master Custodian Agreement dated February 25, 2005, by and among the Registrant, Munder Series Trust II and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on September 1, 2005.

	(f)	Form of Amendment No. 6 to Master Custodian Agreement dated February 25, 2005, by and among the Registrant, Munder Series Trust II and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on September 1, 2005.

	(g)	Amendment No. 7 to Master Custodian Agreement dated August 15, 2005, by and among the Registrant, Munder Series Trust II and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2005.

Part C	2

(h) Form of Amendment No. 8 to Master Custodian Agreement dated April 17, 2006, by and among the Registrant, Munder Series Trust II and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on June 15, 2007.

(i) Amendment No. 9 to Master Custodian Agreement dated August 14, 2007, by and among the Registrant, Munder Series Trust II and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 30, 2007.

(10)	(a) Combined Distribution and Service Plan dated August 14, 2007 is filed herewith.

(b) Amended and Restated Multi-Class Plan dated August 14, 2007 is incorporated herein by reference to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 30, 2007.

(11)	Opinion and consent of Dechert LLP regarding legality of issuance of shares and other matters is filed herewith.

(12)	Form of opinion of Dechert LLP regarding tax matters is filed herewith.

(13)	Not Applicable.

(14)	Consent of Ernst & Young LLP is filed herewith.

(15)	Not Applicable.

(16)	Powers of Attorney are incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 10, 2003, to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2004 and to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 29, 2005.

Item 17.	Undertakings

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file in a Post-Effective Amendment to this Registration Statement a final tax opinion upon the closing of the transaction.

Part C	3

SIGNATURES

As required by the Securities Act of 1933, the Registrant has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-14 to be signed on behalf of the Registrant, thereunto duly authorized, in the City of Birmingham, in the State of Michigan, on the 25th day of September 2007.

MUNDER SERIES TRUST

By:	/s/ John S. Adams
John S. Adams, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

Signatures	Title	Date

* John Engler	Trustee	September 25, 2007

* Joseph E. Champagne	Trustee	September 25, 2007

* Thomas D. Eckert	Trustee	September 25, 2007

* John Rakolta, Jr.	Trustee	September 25, 2007

* David J. Brophy	Trustee	September 25, 2007

* Michael T. Monahan	Trustee	September 25, 2007

* Arthur T. Porter	Trustee	September 25, 2007

* Lisa A. Payne	Trustee	September 25, 2007

/s/ John S. Adams John S. Adams	President (Principal Executive Officer)	September 25, 2007

/s/ Peter K. Hoglund Peter K. Hoglund	Vice President (Principal Financial Officer)	September 25, 2007

/s/ Cherie N. Ugorowski Cherie N. Ugorowski	Treasurer (Principal Accounting Officer)	September 25, 2007

* By:	/s/ Stephen J. Shenkenberg
Stephen J. Shenkenberg
as Attorney-in-Fact